UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

John Fitzgerald

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007 through April 30, 2008.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED APRIL 30, 2008 (UNAUDITED)

JPMorgan Funds

International

Equity

Funds

JPMorgan Emerging Markets Equity Fund
JPMorgan International Equity Fund
JPMorgan International Equity Index Fund
JPMorgan International Opportunities Fund
JPMorgan International Value Fund
JPMorgan Intrepid International Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Equity Fund	2
JPMorgan International Equity Fund	4
JPMorgan International Equity Index Fund	6
JPMorgan International Opportunities Fund	8
JPMorgan International Value Fund	10
JPMorgan Intrepid International Fund	12
Schedules of Portfolio Investments	14
Financial Statements	54
Financial Highlights	72
Notes to Financial Statements	84
Schedule of Shareholder Expenses	92

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 12, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan International Equity Funds. Inside, you’ll find information detailing the performance of the funds for the six-month period ended April 30, 2008, along with a report from the portfolio managers.

“The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance.”

Credit problems fuel market volatility, losses

The slowing economy, soaring commodity prices, weak U.S. and U.K. housing markets, and the U.S. sub-prime mortgage market and ensuing credit crises stifled stock market performance, igniting a widespread market correction. As these problems grew, volatility increased. Market liquidity shrank, and investors generally shunned riskier assets.

Across the board, stock returns were negative for the six-month period. In the U.S., the S&P 500 Index returned –9.64% for the period. Developed international markets, as measured by the MSCI EAFE Index, returned –9.21%, while the MSCI Emerging Markets Index returned –10.29%.

The U.K. stock market outperformed Continental European markets in local currency terms, reflecting the market’s defensive composition and expectations of further rate cuts. Continental European stocks struggled, as rhetoric from the European Central Bank (ECB) became more hawkish. Although euro-zone inflation increased, forecasts for 2008 gross domestic product growth fell, leading to fears of stagflation (stalled growth and rising inflation).

Japanese stocks restored their correlation with European and U.S. stocks. The challenging period included strong appreciation of the yen versus the dollar, lackluster corporate earnings and a downgrade of economic prospects by the Bank of Japan.

Global emerging markets fell along with developed markets, but their strong showing in 2007 offset some of the decline for the six-month period. Mounting fears that weakness in the G7 economies would lead to a downturn in exports, together with negative global investor sentiment, accounted for the asset class’s weakness in the second half of the period. High commodity prices were a mixed blessing, depending on each country’s circumstances.

U.S. Fed, Bank of England cut rates

Concerned about ramifications for the entire U.S. financial system, the Federal Reserve (Fed) took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. At the same time, the Fed launched new liquidity-enhancing measures and relaxed its collateral standards.

The Fed also continued to pursue its “more-traditional” monetary policies in an attempt to avert an economic recession, cutting the fed funds target rate by 250 basis points (bps) during the period.

The Bank of England took a milder approach, cutting interest rates by 75 bps in the six months, from 5.75% to 5.00%. Nevertheless, the nation’s debt bubble remained on the verge of deflating due to falling housing prices and cash-flow-constrained households already pummeled by an overly tight monetary policy.

ECB, Bank of Japan keep rates steady

The Fed’s aggressive response was in stark contrast to that of the ECB. Despite the ECB’s inflation worries, which kept interest rates at 4%, the risks to growth may be greater. The euro’s recent ascent to an all-time high could be problematic, which would be exacerbated if the euro zone’s main trading partners continue to cut rates.

The Bank of Japan finally appointed a new governor, who acknowledged the difficulties facing the country’s economy. The bank’s overnight call rate remained at 0.5%, where it has been since February 2007. In its April report, the bank lowered its outlook for growth and withdrew its longstanding goal of gradually raising interest rates.

Stocks rebound in April

The Fed’s aggressive responses to slowing economic growth and the mounting credit crisis helped provide stability to jittery global markets. In the wake of the Fed’s unprecedented actions in March, stocks throughout the world rebounded nicely in April. The MSCI EAFE Index advanced 5.54% for the month, while the MSCI Emerging Markets Index gained 8.09%.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$589,610
Primary Benchmark	Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide a high total return from a portfolio of equity securities from emerging markets issuers,* returned –7.11%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the –10.18% return for the MSCI Emerging Markets Equity Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in Egypt and Brazil. At the individual stock level, Orascom Construction Industries contributed to performance. The company provided a substantial capital return to its shareholders after divesting its cement operations. Energy company Petroleo Brasileiro S.A. also helped returns, as oil prices continued to escalate. The company’s shares rose as investors optimistically speculated on the potential size and development of its large offshore exploration portfolio.

On the negative side, stock selection in China and Russia detracted from performance. At the individual stock level, Shimao Property Holdings Ltd. hurt results. The Chinese real estate sector experienced weak performance during the period. An underweight in Gazprom, Russia’s largest company and the world’s largest gas producer, also hindered performance. The company was bolstered by rising commodities, but the Fund did not own enough of the stock to aid returns.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employs an active, concentrated strategy in which portfolio construction is focused on the highest conviction ideas found at the stock level. The Fund holds approximately 70 of the most promising investment opportunities identified by our worldwide network of analysts. The index is then used as a benchmark against which risk exposures can be monitored and managed. Security weightings are determined by a bottom-up stock selection process. Both sector and country weightings are residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A. ADR (Brazil)	7.6%
2.	Cia Vale do Rio Doce ADR (Brazil)	6.4
3.	China Mobile Ltd. (Hong Kong)	4.4
4.	America Movil S.A.B. de C.V., Series L ADR (Mexico)	3.4
5.	Housing Development Finance Corp., Ltd. (India)	3.0
6.	Sasol Ltd. (South Africa)	2.7
7.	Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	2.5
8.	Impala Platinum Holdings Ltd. (South Africa)	2.4
9.	MTN Group Ltd. (South Africa)	2.3
10.	Bharti Airtel Ltd. (India)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	17.7%
South Africa	10.6
India	10.5
South Korea	9.6
Hong Kong	9.6
Mexico	8.3
Russia	5.4
Taiwan	4.5
China	4.1
Egypt	2.8
Indonesia	1.8
United Arab Emirates	1.5
Austria	1.4
Argentina	1.3
Hungary	1.2
Turkey	1.1
Israel	1.0
Others (each less than 1.0%)	2.2
Short-Term Investment	5.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		22.94%	35.73%	11.44%
With Sales Charge*		16.51	34.27	10.85
CLASS B SHARES	9/28/01
Without CDSC		22.40	35.08	11.11
With CDSC**		17.40	34.96	11.11
CLASS C SHARES	2/28/06
Without CDSC		22.37	35.08	11.11
With CDSC***		21.37	35.08	11.11
SELECT CLASS SHARES	9/10/01	23.26	36.07	11.63
INSTITUTIONAL CLASS SHARES	11/15/93	23.50	36.40	11.99

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Equity Index and the Lipper Emerging Markets Funds Index from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Equity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Equity Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$1,163,111
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income,* returned –6.76%** (Select Class Shares) for the six months ended April 30, 2008, compared to the –9.21% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to stock selection in the energy and financial sectors. Virtually all major regions contributed to performance, with exposure to emerging markets adding the most value. At the individual stock level, Petroleo Brasileiro S.A., a Brazilian oil company, contributed to performance. The stock benefited from escalating oil prices. The company’s shares rose, as investors optimistically speculated on the potential size and development of its large offshore exploration portfolio. On the negative side, stock selection in the utilities and materials sectors detracted from performance. At the individual stock level, UBS AG, a Swiss financial services group, hurt returns. The company’s shares fell after it reported a large loss in the fourth quarter of 2007.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund focused on stock selection to build a diversified portfolio of international equities. The Fund attempted to identify well-managed, high-quality, profitable companies with healthy balance sheets that were growing faster than their peers, yet whose stocks traded at reasonable valuations. We were first and foremost stock pickers, with stock selection as the principal driver of outperformance. Buy and sell decisions were focused on the bottom-up decision-making process.

Although the six-month period ended optimistically with a rally in April, the corporate earnings season had not yet prompted downgrades in earnings expectations. This appeared to be the central risk for markets going forward. Recent expectations implied a stronger second half for profit growth, especially in the U.S., with hopes for a positive response to monetary and fiscal stimuli.

Valuations in some cyclical sectors appeared stretched, with companies delivering peak levels of profitability. Against this background, we continued to position the Fund carefully, focusing on well-managed and free-cash-flow-generative companies with growth strategies to reinvest cash and strong pricing power to protect margins and grow earnings. Overall, stocks were not especially expensive, but we remained concerned about possible earnings downgrades.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.9%
2.	HSBC Holdings plc (United Kingdom)	3.0
3.	ENI S.p.A. (Italy)	3.0
4.	Nestle S.A. (Switzerland)	2.7
5.	Vodafone Group plc (United Kingdom)	2.5
6.	Standard Chartered plc (United Kingdom)	2.1
7.	E.ON AG (Germany)	2.1
8.	Tesco plc (United Kingdom)	2.0
9.	Mitsubishi Corp. (Japan)	2.0
10.	BHP Billiton Ltd. (Australia)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	20.9%
Japan	19.8
France	13.4
Switzerland	10.5
Germany	8.3
Italy	4.8
Netherlands	4.1
Spain	3.6
Brazil	2.7
Australia	2.4
Finland	1.6
Hong Kong	1.5
South Korea	1.0
Others (each less than 1.0%)	5.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2008. The Fund’s composition is subject to change.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		1.05%	17.88%	6.14%
With Sales Charge*		(4.26)	16.61	5.56
CLASS B SHARES	2/28/02
Without CDSC		0.51	17.23	5.78
With CDSC**		(4.49)	17.02	5.78
CLASS C SHARES	1/31/03
Without CDSC		0.54	17.24	5.78
With CDSC***		(0.46)	17.24	5.78
CLASS R5 SHARES	5/15/06	1.52	18.33	6.40
SELECT CLASS SHARES	1/01/97	1.30	18.24	6.35

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$1,407,110
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index,* returned –9.13%** (Select Shares) for the six months ended April 30, 2008, compared to the –8.53% return for the MSCI EAFE GDP Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, as international equity markets were weak, with 18 of the 21 developed countries experiencing negative returns. Austria, Norway and Belgium led the way with small gains of 0.37%, 0.75% and 1.06%, respectively, while the most notable underperformers were Hong Kong, Finland and New Zealand, with returns of –13.08%, –13.43% and –13.96%, respectively.

The Fund’s strategy is not a full replication approach. The tracking error of this strategy can be attributed to not owning all of the names in the index and the Fund’s exposure to emerging market stocks. The Fund seeks to achieve a correlation of 0.90 with the stated benchmark. The Fund’s off-benchmark exposure to emerging market stocks and underperformance of emerging markets relative to developed markets over the period detracted from performance versus the benchmark.

From a regional standpoint, the U.K. and Asia ex-Japan hurt performance the most, with returns of –6.28% and –6.89%, respectively. Japan and Europe ex-U.K. also detracted from results, with returns of –2.00% and –5.36%, respectively.

Q.	HOW WAS THE FUND MANAGED?

A:	The Fund is based on fundamental indexation. The Fund was well diversified for the period, with approximately 1,200 developed country stocks and approximately 200 emerging country stocks. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize marginal cash balances. The Fund continues to closely track its benchmark consistent with the index strategy.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ENI S.p.A. (Italy)	1.7%
2.	E.ON AG (Germany)	1.6
3.	Banco Santander S.A. (Spain)	1.4
4.	Total S.A. (France)	1.4
5.	Telefonica S.A. (Spain)	1.3
6.	Siemens AG (Germany)	1.2
7.	Allianz SE (Germany)	1.1
8.	Toyota Motor Corp. (Japan)	1.0
9.	Intesa Sanpaolo S.p.A. (Italy)	1.0
10.	BASF SE (Germany)	0.9

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	19.6%
Germany	14.5
France	10.0
United Kingdom	9.2
Italy	8.5
Spain	6.0
Australia	3.9
Netherlands	3.4
Switzerland	2.0
Belgium	1.7
Greece	1.5
Norway	1.5
Sweden	1.5
Denmark	1.4
Austria	1.3
Hong Kong	1.3
Finland	1.0
Others (each less than 1.0%)	11.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2008. The Fund’s composition is subject to change.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		0.73%	22.00%	7.20%
With Sales Charge*		(4.56)	20.70	6.63
CLASS B SHARES	1/14/94
Without CDSC		0.03	21.13	6.59
With CDSC**		(4.97)	20.94	6.59
CLASS C SHARES	11/4/97
Without CDSC		(0.01)	21.12	6.51
With CDSC***		(1.01)	21.12	6.51
SELECT CLASS SHARES	10/28/92	0.95	22.29	7.48

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and the Lipper International Multi-Cap Core Index from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains, if any, of the securities included in the benchmark. The performance of the Lipper International Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Multi-Cap Core Index is an index based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$233,119
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets,* returned –9.45%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the –9.21% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the basic industries and auto sectors. From a regional standpoint, Continental Europe detracted from performance. At the individual stock level, Marfin Popular Bank Public Co. Ltd., a Cyprus-based financial and banking institution, hurt returns. The company fell victim to weakness in the Greek and Cypriot markets as well as the general weak sentiment in the banking sector.

On the positive side, stock selection in the banking and property sectors contributed to performance. Regionally, Pacific ex-Japan and the emerging markets helped returns. At the individual stock level, Kirin Holdings Co. Ltd., a Japanese beer and beverage company, aided performance. Net income increased more than expected in 2007, driven by the sale of assets, consolidation of winemaker Mercian and strong demand for drinking water at its beverage operations.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research was the cornerstone of the Fund. The Fund was managed by a team of highly experienced portfolio managers, whose efforts were underpinned by approximately 60 career analysts who comprised our global sector teams. Using a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Focusing on these names, portfolio managers and analysts then worked closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, investing in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	2.9%
2.	Vodafone Group plc (United Kingdom)	2.8
3.	Royal Dutch Shell plc, Class A (Netherlands)	2.7
4.	Banco Santander S.A. (Spain)	2.2
5.	Total S.A. (France)	2.2
6.	Allianz SE (Germany)	2.1
7.	Nestle S.A. (Switzerland)	2.1
8.	ING Groep N.V. CVA (Netherlands)	2.1
9.	E.ON AG (Germany)	2.1
10.	Roche Holding AG (Switzerland)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	18.8%
United Kingdom	18.2
France	15.2
Germany	10.4
Netherlands	8.1
Switzerland	5.2
Spain	4.7
Finland	1.7
Singapore	1.6
South Korea	1.6
Taiwan	1.6
Israel	1.5
China	1.4
Italy	1.4
Luxembourg	1.2
Hong Kong	1.0
Others (each less than 1.0%)	2.3
Short-Term Investments	4.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2008. The Fund’s composition is subject to change.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(3.14)%	19.20%	5.28%
With Sales Charge*		(8.22)	17.91	4.71
CLASS B SHARES	9/10/01
Without CDSC		(3.63)	18.61	4.94
With CDSC**		(8.63)	18.41	4.94
CLASS C SHARES	7/31/07
Without CDSC		(3.57)	18.63	4.94
With CDSC***		(4.57)	18.63	4.94
SELECT CLASS SHARES	9/10/01	(2.87)	19.71	5.64
INSTITUTIONAL CLASS SHARES	2/26/97	(2.63)	20.02	5.92

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Value Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$1,250,206
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities,* returned –10.61%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the –10.87% return for the MSCI EAFE Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, in part due to stock selection in the telecommunication and capital market/bank sectors. From a regional standpoint, Pacific ex-Japan contributed to performance. At the individual stock level, the top contributor to performance was Chunghwa Telecom Co. Ltd., a Taiwanese communication services provider. The company’s shares rose on the heels of its plans to sell shares in its fiber-optics installation subsidiary, a strategy to expand in Southeast Asia, and the prospect of improved Taiwanese/Chinese relations following Ma Ying-jeou’s presidential victory.

On the negative side, stock selection in the auto and consumer non-durables sectors detracted from performance. Regionally, Continental Europe was detrimental to returns. At the individual stock level, Marfin Popular Bank Co. Ltd., a Cyprus-based financial and banking institution, was a top detractor from performance. The company fell victim to weakness in the Greek and Cypriot markets as well as the general weak sentiment surrounding the banking sector.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund. The Fund was managed by a highly experienced investment team, with approximately 60 career analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identify the most attractively valued stocks in each sector. Taking the names with the strongest characteristics, the portfolio manager and analysts then worked closely together to pinpoint specific catalysts that will enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, investing in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	3.9%
2.	Banco Santander S.A. (Spain)	3.8
3.	HSBC Holdings plc (United Kingdom)	3.6
4.	Total S.A. (France)	3.5
5.	Vodafone Group plc (United Kingdom)	3.4
6.	Allianz SE (Germany)	3.1
7.	BP plc (United Kingdom)	2.8
8.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.7
9.	Credit Suisse Group (Switzerland)	2.6
10.	Societe Generale (France)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	19.8%
France	18.8
United Kingdom	15.7
Germany	10.5
Netherlands	9.2
Spain	5.0
Italy	3.3
Taiwan	2.7
Switzerland	2.6
South Korea	1.8
Australia	1.2
Israel	1.1
Greece	1.0
Others (each less than 1.0%)	4.4
Short-Term Investments	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2008. The Fund’s composition is subject to change.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(2.26)%	23.64%	6.92%
With Sales Charge*		(7.38)	22.30	6.34
CLASS B SHARES	9/28/01
Without CDSC		(2.75)	23.05	6.59
With CDSC**		(7.75)	22.87	6.59
CLASS C SHARES	7/11/06
Without CDSC		(2.68)	23.05	6.59
With CDSC***		(3.68)	23.05	6.59
SELECT CLASS SHARES	9/10/01	(2.01)	23.89	7.07
INSTITUTIONAL CLASS SHARES	11/4/93	(1.82)	24.22	7.40

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/98 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 1998 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF APRIL 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 4/30/2008 (In Thousands)	$2,027,366
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.,* returned –12.95%** (Institutional Class Shares) for the six months ended April 30, 2008, compared to the –9.21% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the financial and information technology sectors. Style-wise, an average overweight to growth detracted from returns. The Fund continued to have multi-cap exposure, with holdings showing both growth and value characteristics, and was diversified, with individual names making only small contributions. From a regional standpoint, stock selection in Japan and Continental Europe hindered performance. At the individual stock level, Babcock & Brown Ltd., an Australian investment bank, hurt returns. The company’s shares fell from highs in early 2007 due to general weakness in the banking sector as well as investor concerns about Babcock & Brown’s ability to refinance maturing debt.

On the positive side, the materials sector modestly contributed to performance. Regionally, the U.K. and exposure to emerging markets helped returns. An overweight in Petroleo Brasileiro S.A., a Brazilian oil company, aided performance as oil prices continued to escalate. The company’s shares rose as investors optimistically speculated on the potential size and development of its large offshore exploration portfolio.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy was based on the premise that fundamental human psychological factors cause investors to behave irrationally in systematic, but predicable ways. These market inefficiencies gave rise to persistent anomalies that manifested themselves at the extremes of the growth and value spectrums of the market. Utilizing disciplined stock screening combined with fundamental validation, the Fund was constructed to possess attractive growth and value characteristics, ensuring that style and stock selection were the primary drivers of returns. We believe that this dynamic, multi-cap approach to international investing should allow the Fund to generate consistent alpha with benchmark-like risk through various style and market cycles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class B (Netherlands)	2.0%
2.	BP plc (United Kingdom)	1.9
3.	Nestle S.A. (Switzerland)	1.8
4.	BHP Billiton Ltd. (Australia)	1.7
5.	HSBC Holdings plc (United Kingdom)	1.6
6.	Vodafone Group plc (United Kingdom)	1.6
7.	Banco Santander S.A. (Spain)	1.4
8.	Total S.A. (France)	1.4
9.	Toyota Motor Corp. (Japan)	1.2
10.	Rio Tinto plc (United Kingdom)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	20.0%
Japan	19.6
France	9.5
Germany	8.6
Switzerland	8.4
Spain	4.9
Italy	4.0
Netherlands	3.9
Hong Kong	3.2
Australia	2.5
Finland	2.3
Denmark	1.8
Norway	1.3
Greece	1.1
China	1.0
Others (each less than 1.0%)	7.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2008. The Fund’s composition is subject to change.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		(3.30)%	18.62%	7.68%
With Sales Charge*		(8.37)	17.34	6.86
CLASS C SHARES	2/28/06
Without CDSC		(3.79)	18.36	7.52
With CDSC**		(4.79)	18.36	7.52
SELECT CLASS SHARES	2/28/06	(3.09)	19.18	8.29
INSTITUTIONAL CLASS SHARES	4/30/01	(2.83)	19.31	8.38

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 4/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.2% (l)
		Common Stocks — 91.1%
		Argentina — 1.3%
96		Banco Macro S.A. ADR	2,172
105		Tenaris S.A. ADR	5,548
			7,720
		Austria — 1.4%
51		Raiffeisen International Bank Holding AG (c)	8,196
		Brazil — 14.5%
1,180		Cia Vale do Rio Doce ADR	37,585
187		Gol Linhas Aereas Inteligentes S.A. ADR	3,033
444		Petroleo Brasileiro S.A. ADR	44,847
			85,465
		Chile — 0.8%
85		Banco Santander Chile S.A. ADR	4,452
		China — 4.0%
1,020		Anhui Conch Cement Co. Ltd., Class H	8,140
1,916		China Merchants Bank Co., Ltd., Class H	7,997
2,178		China National Building Material Co., Ltd., Class H	5,386
814		Tsingtao Brewery Co. Ltd., Class H	2,316
			23,839
		Egypt — 2.8%
72		Orascom Construction Industries	5,902
699		Orascom Telecom Holding SAE	10,589
			16,491
		Hong Kong — 9.5%
4,118		Agile Property Holdings Ltd.	5,707
1,500		China Mobile Ltd.	25,802
555		Esprit Holdings Ltd.	6,837
2,302		GOME Electrical Appliances Holdings Ltd.	5,231
1,100		Li & Fung Ltd.	4,538
2,788		Shimao Property Holdings Ltd.	5,543
863		Yue Yuen Industrial Holdings Ltd.	2,618
			56,276
		Hungary — 1.2%
4		OTP Bank Nyrt.	175
55		OTP Bank Nyrt. ADR (e)	4,686
—	(h)	Richter Gedeon Nyrt.	41
11		Richter Gedeon Nyrt. ADR (e)	2,220
			7,122
		India — 10.5%
236		ACC Ltd.	4,430
793		Ambuja Cements Ltd. GDR	2,244
595		Bharti Airtel Ltd. (a)	13,247
61		Hero Honda Motors Ltd.	1,283
257		Housing Development Finance Corp., Ltd.	17,771
241		Indiabulls Real Estate Ltd. (a)	3,293
113		Infosys Technologies Ltd.	4,876
104		Infosys Technologies Ltd. ADR	4,537
205		Reliance Capital Ltd.	7,665
482		Zee Entertainment Enterprises Ltd.	2,536
			61,882
		Indonesia — 1.8%
5,508		Bank Rakyat Indonesia	3,557
117		Telekomunikasi Indonesia Tbk PT ADR	4,556
3,783		Unilever Indonesia Tbk PT	2,782
			10,895
		Israel — 1.0%
126		Teva Pharmaceutical Industries Ltd. ADR	5,914
		Malaysia — 0.7%
286		British American Tobacco Malaysia Bhd	3,864
		Mexico — 8.2%
344		America Movil S.A.B. de C.V., Series L ADR	19,962
215		Cemex S.A.B. de C.V. ADR (a)	5,954
339		Fomento Economico Mexicano S.A.B. de C.V. ADR	14,740
1,804		Grupo Financiero Banorte S.A.B. de C.V., Class O (c)	7,803
			48,459
		Russia — 5.4%
112		Gazprom OAO ADR	5,951
58		Mechel ADR	8,410
40		OAO Unified Energy System GDR (a)	3,722
2,591		Sberbank	8,399
171		Vimpel-Communications ADR	5,159
			31,641
		South Africa — 10.6%
1,195		African Bank Investments Ltd. (c)	4,175
2,182		FirstRand Ltd.	4,485
342		Impala Platinum Holdings Ltd.	13,842
417		Massmart Holdings Ltd. (c)	3,873
724		MTN Group Ltd.	13,764
2,217		Netcare Ltd. (a)	2,565
282		Sasol Ltd.	16,007
1,533		Steinhoff International Holdings Ltd.	3,749
			62,460

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 9.5%
54	Hyundai Mobis	4,916
75	Hyundai Motor Co.	6,319
108	Kookmin Bank	7,508
227	KT&G Corp. GDR (e)	9,379
15	POSCO	7,288
16	Samsung Electronics Co., Ltd.	11,562
14	Shinsegae Co., Ltd.	9,317
		56,289
	Taiwan — 4.5%
1,977	HON HAI Precision Industry Co., Ltd.	11,424
478	President Chain Store Corp.	1,672
3,053	Taiwan Semiconductor Manufacturing Co., Ltd.	6,710
580	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,524
		26,330
	Turkey — 1.1%
471	Akbank TAS	2,443
427	Anadolu Efes Biracilik Ve Malt Sanayii AS	3,865
		6,308
	United Arab Emirates — 1.5%
2,856	Emaar Properties PJSC	8,939
	United Kingdom — 0.8%
70	Anglo American plc	4,559
	Total Common Stocks (Cost $313,897)	537,101
	Preferred Stocks — 3.1%
	Brazil — 3.1%
439	Banco Itau Holding Financeira S.A.	12,715
74	Cia de Bebidas das Americas ADR	5,446
	Total Preferred Stocks (Cost $6,915)	18,161
	Total Long-Term Investments (Cost $320,812)	555,262
Short-Term Investment — 5.3%
	Investment Company — 5.3%
31,483	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $31,483)	31,483

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.4%
	Repurchase Agreements — 3.4%
3,950	Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $3,950, collateralized by U.S. Government Agency Mortgages	3,950
4,000	Credit Suisse First Boston LLC, 1.98%, dated 04/30/08, due 05/01/08, repurchase price $4,000, collateralized by U.S. Government Agency Mortgages	4,000
4,000	Deutsche Bank Securities, Inc., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $4,000, collateralized by U.S. Government Agency Mortgages	4,000
4,000	Goldman Sachs & Co., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $4,000, collateralized by U.S. Government Agency Mortgages	4,000
4,000	UBS Securities LLC, 1.97%, dated 04/30/08, due 05/01/08, repurchase price $4,000, collateralized by U.S. Government Agency Mortgages	4,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $19,950)	19,950
	Total Investments — 102.9% (Cost $372,245)	606,695
	Liabilities in Excess of Other Assets — (2.9)%	(17,085)
	NET ASSETS — 100.0%	$589,610

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	14.2%
Metals & Mining	12.2
Commercial Banks	11.9
Oil, Gas & Consumable Fuels	11.4
Beverages	4.5
Construction Materials	4.5
Semiconductors & Semiconductor Equipment	4.2
Real Estate Management & Development	4.0
Thrifts & Mortgage Finance	3.0
Diversified Financial Services	2.8
Food & Staples Retailing	2.5
Tobacco	2.3
Specialty Retail	2.1
Electronic Equipment & Instruments	1.9
Diversified Telecommunication Services	1.7
IT Services	1.6
Pharmaceuticals	1.4
Automobiles	1.3
Construction & Engineering	1.0
Energy Equipment & Services	1.0
Others (each less than 1.0%)	5.1
Short-Term Investment	5.4

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6% (l)
	Common Stocks — 98.6%
	Argentina — 0.0% (g)
55	IMPSAT Fiber Networks, Inc. (a) (f) (i)	—	(h)
	Australia — 2.4%
542	BHP Billiton Ltd.	21,866
48	Rio Tinto Ltd. (c)	6,203
		28,069
	Belgium — 0.9%
382	Fortis	10,352
	Brazil — 2.7%
396	Cia Vale do Rio Doce ADR	15,476
129	Petroleo Brasileiro S.A. ADR	15,682
		31,158
	Egypt — 0.5%
35	Orascom Construction Industries Co. GDR	5,660
	Finland — 1.6%
636	Nokia OYJ	19,115
	France — 13.3%
151	Accor S.A.	12,401
513	AXA S.A. (c)	18,966
183	BNP Paribas	19,480
120	Cie de Saint-Gobain (c)	9,552
112	Imerys S.A. (c)	9,691
98	Lafarge S.A. (c)	17,627
126	Pernod-Ricard S.A.	14,453
107	Sanofi-Aventis	8,229
535	Total S.A.	44,787
		155,186
	Germany — 8.2%
141	Bayer AG (c)	11,899
299	Deutsche Post AG	9,277
119	E.ON AG (c)	24,136
69	Linde AG	10,023
251	SAP AG (c)	12,688
155	Siemens AG	18,189
393	Symrise AG (c)	9,742
		95,954
	Greece — 0.7%
246	Piraeus Bank S.A.	8,351
	Hong Kong — 1.4%
796	Esprit Holdings Ltd.	9,805
1,722	Hang Lung Properties Ltd.	6,991
		16,796
	Italy — 4.8%
891	ENI S.p.A. (c)	34,298
1,451	Intesa Sanpaolo S.p.A.	10,788
1,429	UniCredito Italiano S.p.A.	10,768
		55,854
	Japan — 19.7%
257	Astellas Pharma, Inc.	10,579
265	Canon, Inc.	13,312
113	Daikin Industries Ltd.	5,670
1	East Japan Railway Co.	6,703
548	Honda Motor Co., Ltd.	17,477
2	Japan Tobacco, Inc.	10,863
485	Komatsu Ltd.	14,770
703	Mitsubishi Corp.	22,630
763	Mitsubishi UFJ Financial Group, Inc.	8,402
597	Mitsui Fudosan Co., Ltd.	15,086
179	Murata Manufacturing Co., Ltd.	9,520
153	Nidec Corp.	11,575
1,002	Nissan Motor Co., Ltd.	8,931
125	Nitto Denko Corp.	5,157
337	Nomura Holdings, Inc.	5,885
221	Shin-Etsu Chemical Co., Ltd.	13,659
54	SMC Corp.	6,346
373	Sony Corp.	17,183
890	Sumitomo Corp.	11,976
2	Sumitomo Mitsui Financial Group, Inc.	13,278
		229,002
	Mexico — 0.9%
62	America Movil S.A.B. de C.V., Series L ADR	3,572
164	Fomento Economico Mexicano S.A.B. de C.V. ADR	7,108
		10,680
	Netherlands — 4.1%
456	ING Groep N.V. CVA (c)	17,278
288	Koninklijke Philips Electronics N.V. (c)	10,838
609	Reed Elsevier N.V.	11,419
287	Wolters Kluwer N.V.	7,671
9	World Online International N.V. (a) (f) (i)	—	(h)
		47,206
	Norway — 0.6%
445	Norsk Hydro ASA	6,544
	South Korea — 1.0%
4	Samsung Electronics Co. Ltd. GDR (e)	1,488
29	Samsung Electronics Co. Ltd. GDR (e)	10,266
		11,754

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Spain — 3.6%
508	Banco Bilbao Vizcaya Argentaria S.A. (c)	11,662
203	Inditex S.A.	10,979
673	Telefonica S.A.	19,336
		41,977
	Switzerland — 10.5%
490	ABB Ltd.	14,940
201	Adecco S.A.	11,950
138	Holcim Ltd.	13,440
64	Nestle S.A.	30,725
326	Novartis AG	16,430
119	Roche Holding AG	19,679
48	Zurich Financial Services AG	14,683
		121,847
	Taiwan — 0.9%
938	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	10,545
	United Kingdom — 20.8%
1,734	Barclays plc	15,682
794	BG Group plc	19,383
1,004	Burberry Group plc	9,585
656	GlaxoSmithKline plc	14,505
2,014	HSBC Holdings plc	34,896
952	ICAP plc	10,992
695	Kingfisher plc	1,817
902	Man Group plc	10,321
38	Rio Tinto plc	4,481
759	Smith & Nephew plc	9,815
689	Standard Chartered plc	24,362
2,688	Tesco plc	22,767
9,079	Vodafone Group plc	28,733
1,767	Wm Morrison Supermarkets plc	9,998
938	Wolseley plc	9,383
1,211	WPP Group plc	14,755
		241,475
	Total Long-Term Investments (Cost $729,526)	1,147,525
Short-Term Investment — 0.9%
	Investment Company — 0.9%
10,000	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $10,000)	10,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 5.8%
	Certificates of Deposit — 1.3%
5,000	Bank of New York, FRN, 3.15%, 05/02/08	5,000
10,000	Landesbank Baden Wuerttemberg, FRN, 3.89%, 06/23/08	9,985
		14,985
	Repurchase Agreements — 3.9%
10,430	Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $10,431, collateralized by U.S. Government Agency Mortgages	10,430
10,000	Credit Suisse First Boston LLC, 1.98%, dated 04/30/08, due 05/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
5,000	Deutsche Bank Securities, Inc., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $5,000, collateralized by U.S. Government Agency Mortgages	5,000
10,000	Goldman Sachs & Co., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
10,000	UBS Securities LLC, 1.97%, dated 04/30/08, due 05/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
		45,430
	Time Deposits — 0.6%
2,500	Bank of Scotland plc, (United Kingdom), 2.50%, 05/01/08	2,500
2,000	DZ Bank Singapore, 2.55%, 05/01/08	2,000
2,500	Royal Bank of Scotland Group plc, (United Kingdom), 2.60%, 05/01/08	2,500
		7,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $67,415)	67,415
	Total Investments — 105.3% (Cost $806,941)	1,224,940
	Liabilities in Excess of Other Assets — (5.3)%	(61,829)
	NET ASSETS — 100.0%	$1,163,111

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	13.6%
Oil, Gas & Consumable Fuels	9.9
Pharmaceuticals	6.0
Metals & Mining	4.7
Chemicals	4.4
Trading Companies & Distributors	3.8
Construction Materials	3.5
Insurance	2.9
Media	2.9
Food & Staples Retailing	2.8
Wireless Telecommunication Services	2.8
Food Products	2.7
Industrial Conglomerates	2.5
Diversified Financial Services	2.4
Automobiles	2.3
Capital Markets	2.3
Electric Utilities	2.1
Specialty Retail	2.0
Beverages	1.9
Real Estate Management & Development	1.9
Semiconductors & Semiconductor Equipment	1.9
Electronic Equipment & Instruments	1.8
Machinery	1.8
Communications Equipment	1.7
Diversified Telecommunication Services	1.7
Household Durables	1.5
Building Products	1.3
Electrical Equipment	1.3
Office Electronics	1.2
Hotels, Restaurants & Leisure	1.1
Software	1.1
Commercial Services & Supplies	1.0
Others (each less than 1.0%)	5.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6% (l)
	Common Stocks — 97.4%
	Argentina — 0.6%
112	BBVA Banco Frances S.A.	243
7	BBVA Banco Frances S.A. ADR	45
34	Grupo Financiero Galicia S.A. ADR (a)	213
482	Petrobras Energia Participaciones S.A., Class B	593
16	Siderar SAIC, Class A (a)	128
44	Telecom Argentina S.A. ADR (a)	773
232	Tenaris S.A.	6,257
125	Transportadora de Gas del Sur S.A., Class B (a)	108
8	YPF S.A., Class D	362
		8,722
	Australia — 3.8%
25	ABC Learning Centres Ltd.	32
28	AGL Energy Ltd.	333
36	Alumina Ltd.	196
64	Amcor Ltd.	404
105	AMP Ltd.	774
10	Ansell Ltd.	113
20	APN News & Media Ltd.	77
25	Aristocrat Leisure Ltd. (c)	175
38	Asciano Group (c)	144
12	ASX Ltd.	410
122	Australia & New Zealand Banking Group Ltd.	2,522
62	AXA Asia Pacific Holdings Ltd.	344
16	Babcock & Brown Ltd. (c)	221
6	Bendigo and Adelaide Bank Ltd.	66
211	BHP Billiton Ltd.	8,488
12	Billabong International Ltd. (c)	133
51	BlueScope Steel Ltd.	535
42	Boral Ltd.	246
90	Brambles Ltd.	749
9	Caltex Australia Ltd.	107
98	CFS Retail Property Trust	206
25	Challenger Financial Services Group Ltd.	50
37	Coca-Cola Amatil Ltd.	294
4	Cochlear Ltd.	206
81	Commonwealth Bank of Australia	3,409
105	Commonwealth Property Office Fund (c)	138
36	Computershare Ltd.	302
10	Consolidated Media Holdings Ltd.	34
10	Crown Ltd.	102
32	CSL Ltd.	1,187
62	CSR Ltd.	185
177	Dexus Property Group	292
21	Downer EDI Ltd. (c)	146
84	Fairfax Media Ltd. (c)	276
84	Fortescue Metals Group Ltd. (a)	590
108	Foster’s Group Ltd.	517
41	Futuris Corp., Ltd. (c)	82
75	Goodman Fielder Ltd.	126
65	Goodman Group	276
65	GPT Group	204
37	Harvey Norman Holdings Ltd.	127
17	Iluka Resources Ltd. (c)	62
3	Incitec Pivot Ltd.	456
64	ING Industrial Fund (c)	125
124	Insurance Australia Group Ltd. (c)	507
10	Leighton Holdings Ltd. (c)	432
25	Lend Lease Corp. Ltd.	297
21	Lion Nathan Ltd.	164
48	Macquarie Airports	143
20	Macquarie Communications Infrastructure Group (c)	84
17	Macquarie Group Ltd.	1,027
115	Macquarie Infrastructure Group (c)	307
129	Macquarie Office Trust	125
71	Mirvac Group	282
99	National Australia Bank Ltd.	2,806
31	Newcrest Mining Ltd.	841
40	OneSteel Ltd.	244
20	Orica Ltd.	553
34	Origin Energy Ltd.	442
92	Oxiana Ltd. (c)	286
36	Pacific Brands Ltd.	66
39	Paladin Resources Ltd. (a)	158
32	PaperlinX Ltd.	75
3	Perpetual Ltd. (c)	139
9	Qantas Airways Ltd.	28
59	QBE Insurance Group Ltd.	1,407
18	Rio Tinto Ltd. (c)	2,320
19	Santos Ltd.	288
8	Sims Group Ltd.	253
20	Sonic Healthcare Ltd.	290
17	St George Bank Ltd. (c)	436
63	Stockland	432
53	Suncorp-Metway Ltd.	684
23	TABCORP Holdings Ltd.	241
76	Tatts Group Ltd. (c)	195
233	Telstra Corp. Ltd.	999

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Australia — Continued
38		Toll Holdings Ltd.	283
73		Transurban Group (c)	472
47		Wesfarmers Ltd.	1,637
113		Westfield Group	1,939
123		Westpac Banking Corp.	2,824
28		Woodside Petroleum Ltd.	1,495
78		Woolworths Ltd.	2,106
10		WorleyParsons Ltd.	382
34		Zinifex Ltd.	327
			53,477
		Austria — 1.3%
9		Andritz AG	507
2		Bank Austria Creditanstalt AG	468
6		BWIN Interactive Entertainment AG (a) (c)	198
47		Erste Bank der Oesterreichischen Sparkassen AG	3,459
4		Flughafen Wien AG (a)	473
68		IMMOEAST AG (a)	686
41		IMMOFINANZ AG	454
4		Mayr Melnhof Karton AG (a) (c)	421
45		OMV AG	3,416
8		Raiffeisen International Bank Holding AG	1,245
3		RHI AG (a) (c)	112
65		Telekom Austria AG	1,589
14		Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A	1,110
10		Vienna Insurance Group (c)	749
31		Voestalpine AG	2,337
22		Wienerberger AG (c)	1,250
			18,474
		Belgium — 1.7%
17		AGFA-Gevaert N.V. (a)	121
4		Bekaert S.A.	621
22		Belgacom S.A. (c)	1,016
5		Colruyt S.A.	1,165
1		Compagnie Maritime Belge S.A.	49
14		Delhaize Group	1,250
94		Dexia S.A. (c)	2,590
—	(h)	D’ieteren S.A.	123
2		Euronav N.V. (a)	64
245		Fortis (c)	6,647
13		Groupe Bruxelles Lambert S.A. (c)	1,594
19		InBev N.V. (c)	1,533
23		KBC Groep N.V. (a) (c)	3,097
7		Mobistar S.A.	601
12		Nationale A Portefeuille (c)	936
1		Omega Pharma S.A.	47
4		Solvay S.A., Class A	544
13		UCB S.A. (c)	566
28		Umicore (a) (c)	1,482
			24,046
		Bermuda — 0.1%
3		Golar LNG Ltd.	55
44		Seadrill Ltd. (c)	1,323
			1,378
		Brazil — 0.2%
17		Centrais Eletricas Brasileiras S.A.	250
32		Cia Vale do Rio Doce	1,246
40		Petroleo Brasileiro S.A.	1,230
33		Unibanco — Uniao de Bancos Brasileiros S.A.	485
			3,211
		Chile — 0.6%
2,501		Banco Santander Chile S.A.	126
14		CAP S.A.	483
29		Cia Cervecerias Unidas S.A. ADR	1,057
72		Cia de Telecomunicaciones de Chile S.A. ADR	569
1,072		Distribucion y Servicio D&S S.A.	442
20		Embotelladora Andina S.A., Class B ADR	434
446		Empresa Nacional de Electricidad S.A.	702
5		Empresas CMPC S.A.	174
45		Empresas COPEC S.A.	749
123		Enersis S.A. ADR	2,330
14		Lan Airlines S.A.	181
979		Masisa S.A.	227
15		Masisa S.A. ADR	169
75		SACI Falabella	405
			8,048
		China — 0.4%
165		Belle International Holdings Ltd.	176
131		BYD Co., Ltd., Class H (c)	229
1,030		China Construction Bank Corp., Class H	930
187		China Life Insurance Co., Ltd.	815
750		Datang International Power Generation Co., Ltd., Class H	517
128		Foxconn International Holdings Ltd. (a)	198
314		Huaneng Power International, Inc., Class H	264
739		PetroChina Co., Ltd., Class H	1,109

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
		China — Continued
1,193		Sinopec Yizheng Chemical Fibre Co., Ltd., Class H (a)	241
54		Tencent Holdings Ltd. (c)	358
102		Tingyi Cayman Islands Holding Corp. (c)	136
283		Yanzhou Coal Mining Co., Ltd., Class H	524
503		Zhejiang Expressway Co., Ltd.	529
			6,026
		Denmark — 1.4%
—	(h)	A P Moller — Maersk A/S (c)	2,038
3		Bang & Olufsen A/S (c)	171
3		Carlsberg A/S, Class B	429
6		Coloplast A/S, Class B (c)	531
9		Danisco A/S	590
54		Danske Bank A/S	1,857
41		DSV A/S (c)	1,005
3		East Asiatic Co., Ltd. A/S	275
6		FLSmidth & Co. A/S (c)	657
42		GN Store Nord (a) (c)	229
10		H Lundbeck A/S (c)	236
9		Jyske Bank A/S (a) (c)	627
3		NKT Holding A/S	235
78		Novo Nordisk A/S, Class B (c)	5,312
4		Novozymes A/S, Class B (c)	327
10		Sydbank A/S (c)	354
3		Topdanmark A/S (a) (c)	451
5		TrygVesta AS (c)	466
32		Vestas Wind Systems A/S (a)	3,459
5		William Demant Holding (a) (c)	367
			19,616
		Finland — 1.0%
14		Elisa OYJ (c)	306
34		Fortum OYJ	1,421
21		Kone OYJ, Class B (c)	830
9		Metso OYJ	398
5		Neste Oil OYJ (c)	150
226		Nokia OYJ	6,794
12		Nokia OYJ ADR	358
6		Nokian Renkaat OYJ (c)	241
7		Outokumpu OYJ	348
9		Rautaruukki OYJ (c)	411
28		Sampo OYJ, Class A (c)	799
30		Stora Enso OYJ, Class R (c)	367
7		Tietoenator OYJ (c)	188
40		UPM-Kymmene OYJ	760
8		Wartsila OYJ (c)	542
18		YIT OYJ	507
			14,420
		France — 9.9%
24		Accor S.A.	1,948
5		Aeroports de Paris	641
14		Air France-KLM	420
25		Air Liquide	3,749
289		Alcatel-Lucent	1,936
8		Alstom	1,861
6		Atos Origin S.A. (a)	339
179		AXA S.A. (c)	6,602
91		BNP Paribas	9,658
23		Bouygues S.A. (c)	1,684
17		Cap Gemini S.A.	1,021
60		Carrefour S.A. (c)	4,191
6		Casino Guichard Perrachon S.A.	805
7		Christian Dior S.A.	851
18		Cie de Saint-Gobain	1,424
3		Cie Generale de Geophysique- Veritas (a)	782
24		Cie Generale d’Optique Essilor International S.A.	1,461
8		CNP Assurances	890
19		Compagnie Generale des Etablissements Michelin, Class B	1,703
76		Credit Agricole S.A.	2,542
8		Dassault Systemes S.A.	476
16		Electricite de France (c)	1,702
204		France Telecom S.A.	6,394
20		Gaz de France S.A.	1,292
3		Gecina S.A. (c)	378
46		Groupe Danone	4,030
8		Hermes International (c)	1,009
4		ICADE	510
2		Imerys S.A. (c)	210
9		Klepierre	539
17		Lafarge S.A.	3,028
7		Lagardere SCA (c)	515
27		L’Oreal S.A. (c)	3,243
15		LVMH Moet Hennessy Louis Vuitton S.A.	1,756
11		M6-Metropole Television	251
3		Neopost S.A.	275
10		PagesJaunes Groupe (c)	205
22		Pernod-Ricard S.A.	2,512

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	France — Continued
15	Peugeot S.A.	1,052
8	PPR	996
13	Publicis Groupe	525
17	Renault S.A.	1,714
21	Safran S.A. (c)	435
111	Sanofi-Aventis	8,582
25	Schneider Electric S.A. (c)	2,995
7	SCOR SE	160
6	Societe BIC S.A.	331
2	Societe Des Autoroutes Paris-Rhin-Rhone	195
43	Societe Generale (c)	5,051
13	Societe Television Francaise 1 (c)	263
9	Sodexo	617
26	Suez S.A.	1,799
74	Suez S.A.	5,187
14	Technip S.A.	1,312
12	Thales S.A.	774
27	Thomson	173
227	Total S.A.	19,053
7	Unibail-Rodamco	1,800
7	Valeo S.A.	283
6	Vallourec	1,563
39	Veolia Environnement	2,789
37	Vinci S.A.	2,751
130	Vivendi (a)	5,260
5	Zodiac S.A.	288
		138,781
	Germany — 13.7%
37	Adidas AG (c)	2,365
73	Allianz SE	14,877
14	Altana AG	298
12	Arcandor AG (a) (c)	224
91	BASF SE (c)	12,905
113	Bayer AG (c)	9,561
38	Bayerische Motoren Werke AG	2,090
7	Beiersdorf AG (c)	598
5	Bilfinger Berger AG	393
17	Celesio AG (c)	733
98	Commerzbank AG	3,514
24	Continental AG (c)	2,830
157	Daimler AG	12,161
81	Deutsche Bank AG (c)	9,724
33	Deutsche Boerse AG	4,839
45	Deutsche Lufthansa AG	1,181
141	Deutsche Post AG	4,379
9	Deutsche Postbank AG	760
509	Deutsche Telekom AG	9,104
5	Douglas Holding AG	257
107	E.ON AG (c)	21,761
20	Fresenius Medical Care AG & Co. KGaA	1,064
29	GEA Group AG	1,067
13	Heidelberger Druckmaschinen AG (c)	319
23	Henkel AG & Co. KGaA	919
10	Hochtief AG	1,035
30	Hypo Real Estate Holding AG (c)	1,116
91	Infineon Technologies AG (a)	833
19	IVG Immobilien AG (c)	490
7	K+S AG	2,844
18	Linde AG	2,561
14	MAN AG (c)	1,888
13	Merck KGaA (c)	1,846
28	Metro AG	2,231
11	MLP AG	188
37	Muenchener Rueckversicherungs- Gesellschaft AG (c)	7,157
7	Premiere AG (a)	148
2	Puma AG Rudolf Dassler Sport	576
8	Q-Cells AG (a)	967
6	Rheinmetall AG (c)	436
81	RWE AG	9,316
7	Salzgitter AG	1,340
154	SAP AG (c)	7,795
141	Siemens AG	16,583
14	Solarworld AG (c)	717
18	Suedzucker AG (c)	406
69	ThyssenKrupp AG	4,327
46	TUI AG (a) (c)	1,299
28	Volkswagen AG (c)	8,116
3	Wacker Chemie AG	826
5	Wincor Nixdorf AG	350
		193,314
	Gibraltar — 0.0% (g)
32	PartyGaming plc (a)	16
	Greece — 1.5%
101	Alpha Bank AE	3,432
43	Coca Cola Hellenic Bottling Co. S.A.	1,931
65	EFG Eurobank Ergasias S.A.	2,015

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Greece — Continued
1		Emporiki Bank S.A. (a)	20
7		Folli — Follie S.A.	221
24		Hellenic Petroleum S.A.	360
52		Hellenic Telecommunications Organization S.A.	1,532
22		Intracom Holdings S.A.	80
98		National Bank of Greece S.A.	5,401
36		OPAP S.A.	1,419
68		Piraeus Bank S.A.	2,301
30		Public Power Corp., S.A.	1,258
17		Titan Cement Co. S.A.	737
12		Viohalco	147
			20,854
		Hong Kong — 1.3%
12		ASM Pacific Technology	82
86		Bank of East Asia Ltd.	488
163		BOC Hong Kong Holdings Ltd.	420
85		Cathay Pacific Airways Ltd. (c)	177
91		Cheung Kong Holdings Ltd.	1,424
28		Cheung Kong Infrastructure Holdings Ltd. (c)	121
153		China Mobile Ltd.	2,640
—	(h)	China Mobile Ltd. ADR	41
81		CLP Holdings Ltd.	645
64		Esprit Holdings Ltd.	783
94		Giordano International Ltd. (c)	41
19		Hang Lung Group Ltd.	102
126		Hang Lung Properties Ltd.	512
47		Hang Seng Bank Ltd. (c)	941
54		Henderson Land Development Co., Ltd.	413
153		Hong Kong & China Gas Co.	448
58		Hong Kong Exchanges and Clearing Ltd.	1,192
86		HongKong Electric Holdings	540
39		Hopewell Holdings	168
87		Hutchison Telecommunications International Ltd.	122
113		Hutchison Whampoa Ltd.	1,107
39		Hysan Development Co., Ltd.	113
90		Johnson Electric Holdings Ltd. (c)	42
34		Kerry Properties Ltd.	227
35		Kingboard Chemical Holdings Ltd.	165
64		Lenovo Group Ltd.	49
136		Li & Fung Ltd.	562
45		Melco International Development	61
86		MTR Corp.	308
82		New World Development Ltd.	211
64		Noble Group Ltd. (c)	105
6		NWS Holdings Ltd.	17
13		Orient Overseas International Ltd.	70
115		Pacific Basin Shipping Ltd.	210
247		PCCW Ltd.	160
70		Shangri-La Asia Ltd.	194
116		Shui On Land Ltd.	115
54		Shun Tak Holdings Ltd.	72
86		Sino Land Co.	217
74		Sun Hung Kai Properties Ltd.	1,285
36		Swire Pacific Ltd., Class A	420
68		Techtronic Industries Co.	66
19		Television Broadcasts Ltd.	107
75		Wharf Holdings Ltd.	381
12		Wing Hang Bank Ltd.	154
37		Yue Yuen Industrial Holdings Ltd. (c)	111
			17,829
		Hungary — 0.6%
146		Magyar Telekom Nyrt.	777
19		MOL Hungarian Oil and Gas Nyrt.	2,666
83		OTP Bank Nyrt.	3,534
4		Richter Gedeon Nyrt.	905
			7,882
		India — 0.5%
235		Ambuja Cements Ltd. GDR	665
13		Bajaj Auto (a) (f)	314
13		Bajaj Finserv Ltd. (a) (f)	173
13		Bajaj Holdings and Investment Ltd. GDR (f)	223
7		Grasim Industries Ltd. GDR (a)	399
90		Hindalco Industries Ltd. GDR (a) (e)	431
11		ICICI Bank Ltd. ADR	480
14		Infosys Technologies Ltd.	606
119		ITC Ltd. GDR	644
10		Larsen & Toubro Ltd. GDR	732
23		Mahanagar Telephone Nigam ADR	126
36		Ranbaxy Laboratories Ltd. GDR	425
1		Reliance Capital Ltd. GDR (a) (e)	28
15		Reliance Communications Ltd. GDR (e)	214
—	(h)	Reliance Energy Ltd. GDR (e)	40
8		Reliance Industries Ltd. GDR (a) (e)	979
25		Satyam Computer Services Ltd.	297
96		United Phosphorus Ltd. ADR (a)	764
			7,540

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Ireland — 0.8%
107		Allied Irish Banks plc	2,259
34		Anglo Irish Bank Corp. plc	472
138		Bank of Ireland	1,894
42		C&C Group plc	284
51		CRH plc	1,922
—	(h)	DCC plc	11
45		Elan Corp plc (a)	1,191
23		Elan Corp plc ADR (a)	607
54		Experian Group Ltd.	405
16		Grafton Group plc (a)	130
21		Iaws Group plc	529
33		Independent News & Media plc	98
51		Irish Life & Permanent plc	808
18		Kerry Group plc, Class A	546
22		Kingspan Group plc	252
35		Ryanair Holdings plc (a)	161
4		Total Produce plc	4
			11,573
		Israel — 0.6%
164		Bank Hapoalim BM	693
123		Bank Leumi Le-Israel BM	613
42		Clal Industries and Investments	214
68		Israel Chemicals Ltd.	1,247
—	(h)	Israel Corp., Ltd. (The) (a)	393
3		Koor Industries Ltd.	167
57		Makhteshim-Agan Industries Ltd.	527
85		Migdal Insurance & Financial Holding Ltd.	130
24		Teva Pharmaceutical Industries Ltd.	1,117
67		Teva Pharmaceutical Industries Ltd. ADR	3,133
			8,234
		Italy — 8.3%
23		A2A S.p.A.	85
76		Alleanza Assicurazioni S.p.A.	991
47		Arnoldo Mondadori Editore S.p.A. (c)	404
224		Assicurazioni Generali S.p.A.	9,912
65		Atlantia S.p.A.	2,124
27		Autogrill S.p.A.	410
264		Banca Monte dei Paschi di Siena S.p.A. (c)	896
26		Banca Popolare di Milano Scarl	321
159		Banco Popolare SC (a)	3,131
26		Benetton Group S.p.A. (a)	334
46		Bulgari S.p.A. (c)	530
77		Edison S.p.A.	188
880		Enel S.p.A.	9,551
609		ENI S.p.A.	23,430
181		Fiat S.p.A. (c)	4,013
69		Finmeccanica S.p.A.	2,401
17		Fondiaria-Sai S.p.A. (c)	661
59		Gruppo Editoriale L’Espresso S.p.A. (c)	206
89		IFIL—Investments S.p.A.	736
1,856		Intesa Sanpaolo S.p.A.	13,795
219		Intesa Sanpaolo S.p.A. RNC	1,541
19		Italcementi S.p.A. (c)	410
9		Lottomatica S.p.A. (c)	285
33		Luxottica Group S.p.A. (c)	930
185		Mediaset S.p.A. (c)	1,682
131		Mediobanca S.p.A	2,724
70		Mediolanum S.p.A. (c)	418
408		Parmalat S.p.A.	1,389
664		Pirelli & C., S.p.A. (c)	540
37		Prysmian S.p.A.	871
23		Saipem S.p.A.	985
1,028		Seat Pagine Gialle S.p.A. (c)	199
214		Snam Rete Gas S.p.A. (c)	1,356
808		Telecom Italia Media S.p.A. (a)	181
2,598		Telecom Italia S.p.A. (c)	5,434
1,476		Telecom Italia S.p.A. RNC (c)	2,403
254		Terna Rete Elettrica Nazionale S.p.A. (c)	1,121
59		Tiscali S.p.A. (a) (c)	229
576		UniCredito Italiano S.p.A.	4,370
1,519		UniCredito Italiano S.p.A.	11,447
130		Unione di Banche Italiane ScpA	3,424
251		Unipol Gruppo Finanziario S.p.A.	818
			116,876
		Japan — 19.4%
35		77 Bank Ltd. (The)	207
—	(h)	Access Co., Ltd. (a) (c)	60
7		Acom Co., Ltd.	215
7		Aderans Holdings Co., Ltd. (c)	134
16		Advantest Corp. (c)	442
68		Aeon Co., Ltd.	996
8		Aeon Credit Service Co., Ltd. (c)	122
8		Aiful Corp. (c)	162
30		Aioi Insurance Co., Ltd.	190
19		Aisin Seiki Co., Ltd.	673
38		Ajinomoto Co., Inc.	379
2		Alfresa Holdings Corp.	120
68		All Nippon Airways Co., Ltd. (c)	267

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
22		Alps Electric Co., Ltd. (c)	205
38		Amada Co., Ltd.	319
3		Amano Corp.	32
4		Aoyama Trading Co., Ltd.	87
56		Aozora Bank Ltd.	172
5		Arrk Corp.	15
42		Asahi Breweries Ltd.	817
105		Asahi Glass Co., Ltd.	1,258
125		Asahi Kasei Corp.	713
4		Asatsu-DK, Inc.	127
14		Asics Corp. (c)	142
50		Astellas Pharma, Inc.	2,070
2		Autobacs Seven Co., Ltd. (c)	61
28		Bank of Kyoto Ltd. (The)	358
99		Bank of Yokohama Ltd. (The)	726
5		Benesse Corp.	233
74		Bridgestone Corp.	1,356
12		Brother Industries Ltd. (c)	162
6		Canon Marketing Japan, Inc.	124
105		Canon, Inc.	5,298
24		Casio Computer Co., Ltd. (c)	354
11		Central Glass Co., Ltd.	42
—	(h)	Central Japan Railway Co.	1,718
85		Chiba Bank Ltd. (The)	671
15		Chiyoda Corp. (c)	113
61		Chubu Electric Power Co., Inc.	1,427
28		Chugai Pharmaceutical Co., Ltd.	388
24		Chugoku Electric Power Co., Inc. (The)	522
74		Chuo Mitsui Trust Holdings, Inc.	528
2		Circle K Sunkus Co., Ltd.	36
42		Citizen Holdings Co., Ltd. (c)	362
6		Coca-Cola West Holdings Co., Ltd.	129
8		COMSYS Holdings Corp.	73
16		Credit Saison Co., Ltd.	436
7		CSK Holdings Corp.	138
48		Dai Nippon Printing Co., Ltd.	745
31		Daicel Chemical Industries Ltd.	186
32		Daido Steel Co., Ltd. (c)	178
9		Daifuku Co., Ltd.	113
63		Daiichi Sankyo Co., Ltd.	1,730
25		Daikin Industries Ltd.	1,265
17		Dainippon Screen Manufacturing Co., Ltd. (c)	74
4		Daito Trust Construction Co., Ltd.	165
59		Daiwa House Industry Co., Ltd.	671
136		Daiwa Securities Group, Inc.	1,353
37		Denki Kagaku Kogyo K K (c)	139
49		Denso Corp.	1,698
—	(h)	Dentsu, Inc. (c)	274
68		DIC Corp. (c)	220
55		Dowa Holdings Co., Ltd.	369
—	(h)	eAccess Ltd. (c)	60
—	(h)	East Japan Railway Co.	2,451
37		Ebara Corp. (c)	135
7		EDION Corp. (c)	75
21		Eisai Co., Ltd.	734
16		Electric Power Development Co., Ltd.	606
11		Elpida Memory, Inc. (a) (c)	399
4		FamilyMart Co., Ltd.	157
16		Fanuc Ltd.	1,682
5		Fast Retailing Co., Ltd. (c)	451
56		Fuji Electric Holdings Co., Ltd. (c)	220
33		Fuji Heavy Industries Ltd.	142
5		FUJI SOFT, INC. (c)	87
—	(h)	Fuji Television Network, Inc.	138
50		FUJIFILM Holdings Corp.	1,914
36		Fujikura Ltd. (c)	156
153		Fujitsu Ltd.	980
65		Fukuoka Financial Group, Inc.	322
63		Furukawa Electric Co., Ltd.	230
7		Glory Ltd.	164
—	(h)	Goodwill Group, Inc. (The) (a) (c)	14
44		Gunma Bank Ltd. (The)	350
31		Gunze Ltd.	149
16		H2O Retailing Corp.	119
40		Hachijuni Bank Ltd. (The)	265
2		Hakuhodo DY Holdings, Inc.	122
121		Hankyu Hanshin Holdings, Inc. (c)	548
113		Haseko Corp.	163
3		Hikari Tsushin, Inc.	92
27		Hino Motors Ltd.	171
3		Hirose Electric Co., Ltd. (c)	376
51		Hiroshima Bank Ltd. (The)	281
7		Hitachi Cable Ltd.	28
2		Hitachi Capital Corp.	24
10		Hitachi Chemical Co., Ltd.	195
13		Hitachi Construction Machinery Co., Ltd. (c)	414
5		Hitachi High-Technologies Corp.	104
314		Hitachi Ltd.	2,119
3		Hokkaido Electric Power Co., Inc.	55
117		Hokuhoku Financial Group, Inc.	372

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
9		Hokuriku Electric Power Co.	208
151		Honda Motor Co., Ltd.	4,832
7		House Foods Corp.	102
38		HOYA Corp.	1,061
13		Ibiden Co., Ltd.	585
3		Idemitsu Kosan Co., Ltd.	213
128		IHI Corp. (c)	275
—	(h)	Index Holdings (c)	16
—	(h)	Inpex Holdings, Inc.	933
31		Isetan Mitsukoshi Holdings Ltd. (a)	330
84		Isuzu Motors Ltd.	407
3		IT Holdings Corp. (a) (c)	64
7		Ito En Ltd. (c)	124
177		ITOCHU Corp.	1,855
2		Itochu Techno-Solutions Corp. (c)	77
28		J. Front Retailing Co., Ltd.	187
3		Jafco Co., Ltd.	108
86		Japan Airlines Corp. (a) (c)	203
4		Japan Petroleum Exploration Co.	284
—	(h)	Japan Prime Realty Investment Corp.	322
—	(h)	Japan Real Estate Investment Corp. (c)	344
—	(h)	Japan Retail Fund Investment Corp.	225
20		Japan Steel Works Ltd. (The)	370
—	(h)	Japan Tobacco, Inc.	2,193
62		JFE Holdings, Inc.	3,415
20		JGC Corp.	370
30		Joyo Bank Ltd. (The)	171
30		JS Group Corp. (c)	520
18		JSR Corp. (c)	398
23		JTEKT Corp.	406
—	(h)	Jupiter Telecommunications Co., Ltd. (a)	287
87		Kajima Corp. (c)	292
31		Kamigumi Co., Ltd.	243
27		Kaneka Corp.	185
89		Kansai Electric Power Co., Inc. (The)	2,122
26		Kansai Paint Co., Ltd.	179
50		Kao Corp.	1,359
—		Katokichi Co. Ltd. (a) (c)	—
126		Kawasaki Heavy Industries Ltd.	326
54		Kawasaki Kisen Kaisha Ltd. (c)	551
—	(h)	KDDI Corp.	1,471
46		Keihin Electric Express Railway Co., Ltd.	303
56		Keio Corp.	322
34		Keisei Electric Railway Co., Ltd. (c)	187
4		Keyence Corp.	1,075
13		Kikkoman Corp.	154
11		Kinden Corp.	106
27		Kintetsu Corp. (c)	92
97		Kirin Holdings Co., Ltd.	1,730
—	(h)	KK DaVinci Advisors (a) (c)	138
282		Kobe Steel Ltd.	845
12		Kokuyo Co., Ltd. (c)	102
87		Komatsu Ltd.	2,650
2		Komori Corp. (c)	40
11		Konami Corp.	413
52		Konica Minolta Holdings, Inc. (c)	791
2		Kose Corp.	37
121		Kubota Corp.	849
35		Kuraray Co., Ltd.	420
12		Kurita Water Industries Ltd. (c)	411
14		Kyocera Corp.	1,327
19		Kyowa Hakko Kogyo Co., Ltd.	169
40		Kyushu Electric Power Co., Inc. (c)	901
8		Lawson, Inc.	363
13		Leopalace21 Corp. (c)	221
3		Mabuchi Motor Co., Ltd. (c)	129
12		Makita Corp. (c)	408
174		Marubeni Corp.	1,384
32		Marui Group Co., Ltd. (c)	322
11		Matsui Securities Co., Ltd. (c)	74
2		Matsumotokiyoshi Holdings Co., Ltd.	40
194		Matsushita Electric Industrial Co., Ltd.	4,523
36		Matsushita Electric Works Ltd.	395
36		Mazda Motor Corp.	157
16		Mediceo Paltac Holdings Co., Ltd.	265
23		Meiji Dairies Corp.	141
34		Meiji Seika Kaisha Ltd. (c)	174
5		Meitec Corp.	140
77		Millea Holdings, Inc.	3,267
45		Minebea Co., Ltd.	274
69		Mitsubishi Chemical Holdings Corp. (c)	459
133		Mitsubishi Corp.	4,266
212		Mitsubishi Electric Corp.	2,169
106		Mitsubishi Estate Co., Ltd.	3,092
39		Mitsubishi Gas Chemical Co., Inc.	266
282		Mitsubishi Heavy Industries Ltd.	1,313
13		Mitsubishi Logistics Corp. (c)	174
123		Mitsubishi Materials Corp.	585
205		Mitsubishi Motors Corp. (a) (c)	324
55		Mitsubishi Rayon Co., Ltd. (c)	178

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
24		Mitsubishi Tanabe Pharma Corp.	287
905		Mitsubishi UFJ Financial Group, Inc.	9,968
6		Mitsubishi UFJ Lease & Finance Co., Ltd. (c)	304
183		Mitsui & Co., Ltd.	4,300
59		Mitsui Chemicals, Inc. (c)	362
122		Mitsui Engineering & Shipbuilding Co., Ltd.	400
97		Mitsui Fudosan Co., Ltd.	2,444
71		Mitsui Mining & Smelting Co., Ltd.	240
102		Mitsui OSK Lines Ltd. (c)	1,409
32		Mitsui Sumitomo Insurance Group Holdings, Inc. (a)	1,281
10		Mitsumi Electric Co., Ltd.	341
1		Mizuho Financial Group, Inc.	5,642
25		Murata Manufacturing Co., Ltd.	1,301
23		Namco Bandai Holdings, Inc.	290
166		NEC Corp. (a)	790
3		NEC Electronics Corp. (a) (c)	65
—	(h)	NET One Systems Co., Ltd. (c)	58
31		NGK Insulators Ltd.	590
18		NGK Spark Plug Co., Ltd. (c)	249
24		NHK Spring Co., Ltd. (c)	173
25		Nichirei Corp. (c)	116
13		Nidec Corp. (c)	994
39		Nikon Corp. (c)	1,127
10		Nintendo Co., Ltd.	5,659
—	(h)	Nippon Building Fund, Inc.	565
39		Nippon Electric Glass Co., Ltd.	607
84		Nippon Express Co., Ltd.	464
16		Nippon Kayaku Co., Ltd. (c)	112
33		Nippon Light Metal Co., Ltd. (c)	50
15		Nippon Meat Packers, Inc. (c)	196
55		Nippon Mining Holdings, Inc.	344
86		Nippon Oil Corp.	591
—	(h)	Nippon Paper Group, Inc. (c)	263
55		Nippon Sheet Glass Co., Ltd.	253
13		Nippon Shokubai Co., Ltd.	93
591		Nippon Steel Corp.	3,328
1		Nippon Telegraph & Telephone Corp.	2,321
94		Nippon Yusen KK (c)	917
44		Nipponkoa Insurance Co., Ltd.	431
40		Nishimatsu Construction Co., Ltd. (c)	90
77		Nishi-Nippon City Bank Ltd. (The)	236
14		Nissan Chemical Industries Ltd. (c)	186
218		Nissan Motor Co., Ltd. (c)	1,945
28		Nisshin Seifun Group, Inc.	295
80		Nisshin Steel Co., Ltd.	297
16		Nisshinbo Industries, Inc. (c)	173
10		Nissin Food Products Co., Ltd. (c)	364
3		Nitori Co., Ltd. (c)	171
13		Nitto Denko Corp.	541
11		NOK Corp.	221
161		Nomura Holdings, Inc.	2,813
8		Nomura Real Estate Holdings, Inc. (c)	165
—	(h)	Nomura Real Estate Office Fund, Inc.	159
14		Nomura Research Institute Ltd.	308
45		NSK Ltd.	378
38		NTN Corp. (c)	289
—	(h)	NTT Data Corp.	330
2		NTT DoCoMo, Inc.	2,340
—	(h)	NTT Urban Development Corp.	155
71		Obayashi Corp. (c)	347
—	(h)	Obic Co. Ltd.	77
12		Odakyu Electric Railway Co., Ltd. (c)	82
41		OJI Paper Co., Ltd.	186
46		Oki Electric Industry Co., Ltd. (a) (c)	100
13		OKUMA Corp.	148
8		Okumura Corp. (c)	40
24		Olympus Corp. (c)	776
23		Omron Corp.	490
7		Ono Pharmaceutical Co., Ltd.	345
21		Onward Holdings Co., Ltd. (c)	239
4		Oracle Corp. Japan (c)	201
6		Oriental Land Co., Ltd.	373
7		ORIX Corp.	1,191
210		Osaka Gas Co., Ltd.	749
2		OSAKA Titanium Technologies Co. (c)	109
8		OSG Corp.	108
1		Otsuka Corp.	108
8		Park24 Co., Ltd. (c)	73
17		Pioneer Corp. (c)	170
8		Promise Co., Ltd.	266
14		QP Corp.	145
1		Rakuten, Inc. (c)	485
1		Resona Holdings, Inc. (c)	1,169
55		Ricoh Co., Ltd.	954
5		Rinnai Corp.	148
11		Rohm Co., Ltd.	758
—	(h)	Round One Corp.	44
2		Ryohin Keikaku Co., Ltd.	140
8		Sanken Electric Co., Ltd. (c)	44

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
7		Sankyo Co., Ltd.	434
9		Santen Pharmaceutical Co., Ltd.	220
25		Sanwa Holdings Corp. (c)	104
175		Sanyo Electric Co., Ltd. (a)	436
—	(h)	Sapporo Hokuyo Holdings, Inc.	243
37		Sapporo Holdings Ltd. (c)	277
—	(h)	SBI E*trade Securities Co., Ltd.	154
1		SBI Holdings, Inc.	229
21		Secom Co., Ltd.	1,003
18		Sega Sammy Holdings, Inc. (c)	221
13		Seiko Epson Corp. (c)	339
14		Seino Holdings Corp.	91
55		Sekisui Chemical Co., Ltd.	401
56		Sekisui House Ltd.	536
73		Seven & I Holdings Co., Ltd.	2,170
1		SFCG Co., Ltd. (c)	63
93		Sharp Corp.	1,568
7		Shimachu Co., Ltd.	189
—	(h)	Shimamura Co., Ltd.	6
9		Shimano, Inc.	418
69		Shimizu Corp. (c)	324
46		Shin-Etsu Chemical Co., Ltd.	2,824
6		Shinko Electric Industries Co., Ltd. (c)	80
59		Shinko Securities Co., Ltd. (c)	202
27		Shinsei Bank Ltd. (a) (c)	119
30		Shionogi & Co., Ltd.	581
38		Shiseido Co., Ltd.	906
62		Shizuoka Bank Ltd. (The)	765
48		Showa Denko KK	170
15		Showa Shell Sekiyu KK	160
7		SMC Corp.	795
70		Softbank Corp. (a) (c)	1,414
142		Sojitz Corp.	548
93		Sompo Japan Insurance, Inc.	1,038
101		Sony Corp.	4,647
—	(h)	Sony Financial Holdings, Inc.	537
14		Stanley Electric Co., Ltd. (c)	361
12		Sumco Corp.	310
23		Sumitomo Bakelite Co., Ltd. (c)	128
116		Sumitomo Chemical Co., Ltd.	752
90		Sumitomo Corp.	1,209
74		Sumitomo Electric Industries Ltd.	962
36		Sumitomo Heavy Industries Ltd.	302
476		Sumitomo Metal Industries Ltd.	2,007
47		Sumitomo Metal Mining Co., Ltd. (c)	856
1		Sumitomo Mitsui Financial Group, Inc. (c)	5,861
65		Sumitomo Osaka Cement Co., Ltd.	143
23		Sumitomo Realty & Development Co., Ltd.	584
13		Sumitomo Rubber Industries, Inc.	114
72		Sumitomo Trust & Banking Co., Ltd. (The) (c)	651
20		Suruga Bank Ltd.	280
9		Suzuken Co. Ltd.	345
6		Suzuki Motor Corp.	162
17		T&D Holdings, Inc. (c)	1,075
148		Taiheiyo Cement Corp.	339
108		Taisei Corp.	288
15		Taisho Pharmaceutical Co., Ltd.	285
21		Taiyo Nippon Sanso Corp.	172
12		Taiyo Yuden Co., Ltd.	139
25		Takara Holdings, Inc.	167
12		Takashimaya Co., Ltd. (c)	133
81		Takeda Pharmaceutical Co., Ltd.	4,276
12		Takefuji Corp. (c)	287
15		TDK Corp.	1,000
86		Teijin Ltd.	333
17		Terumo Corp.	839
14		THK Co., Ltd.	320
89		Tobu Railway Co., Ltd.	456
32		Toda Corp. (c)	156
16		Toho Co., Ltd. (c)	362
3		Toho Titanium Co., Ltd. (c)	65
44		Tohoku Electric Power Co., Inc.	996
6		Tokai Rika Co., Ltd.	140
25		Tokuyama Corp.	227
3		Tokyo Broadcasting System, Inc.	91
127		Tokyo Electric Power Co., Inc. (The) (c)	3,249
12		Tokyo Electron Ltd.	801
194		Tokyo Gas Co., Ltd.	745
3		Tokyo Seimitsu Co., Ltd. (c)	62
11		Tokyo Steel Manufacturing Co., Ltd.	162
3		Tokyo Style Co., Ltd.	33
32		Tokyo Tatemono Co., Ltd.	279
114		Tokyu Corp.	605
65		Tokyu Land Corp. (c)	483
38		TonenGeneral Sekiyu KK (c)	328
57		Toppan Printing Co., Ltd. (c)	639
132		Toray Industries, Inc. (c)	827
282		Toshiba Corp.	2,339
40		Tosoh Corp.	154
29		TOTO Ltd. (c)	252

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
15		Toyo Seikan Kaisha Ltd.	289
7		Toyo Suisan Kaisha Ltd.	124
48		Toyobo Co., Ltd. (c)	102
7		Toyoda Gosei Co., Ltd.	239
13		Toyota Boshoku Corp.	363
19		Toyota Industries Corp.	673
280		Toyota Motor Corp.	14,255
24		Toyota Tsusho Corp.	511
12		Trend Micro, Inc. (c)	452
120		Ube Industries Ltd.	421
4		Unicharm Corp.	260
5		Uniden Corp. (c)	34
13		UNY Co., Ltd.	127
29		Urban Corp.	162
17		Ushio, Inc.	313
1		USS Co., Ltd.	106
9		Wacoal Holdings Corp. (c)	131
—	(h)	West Japan Railway Co.	776
1		Yahoo! Japan Corp.	651
13		Yakult Honsha Co., Ltd. (c)	350
10		Yamada Denki Co., Ltd.	837
16		Yamaha Corp.	312
19		Yamaha Motor Co., Ltd.	359
38		Yamato Holdings Co., Ltd. (c)	550
8		Yamazaki Baking Co., Ltd. (c)	81
17		Yaskawa Electric Corp.	172
22		Yokogawa Electric Corp. (c)	241
21		Zeon Corp.	106
			272,987
		Luxembourg — 0.6%
95		ArcelorMittal	8,297
5		Millicom International Cellular S.A. (a)	563
			8,860
		Mexico — 0.6%
26		Alfa S.A.B. de C.V., Class A	181
796		America Movil S.A.B. de C.V.	2,303
143		America Movil S.A.B. de C.V., Series L	413
326		Cemex S.A.B. de C.V. (a)	904
37		Controladora Comercial Mexicana S.A.B. de C.V.	105
129		Fomento Economico Mexicano S.A.B. de C.V.	558
24		Grupo Carso S.A.B. de C.V., Class A1	111
84		Grupo Mexico S.A.B. de C.V., Class B	614
64		Grupo Modelo S.A.B. de C.V., Class C	284
163		Grupo Televisa S.A.	796
65		Kimberly-Clark de Mexico S.A.B. de C.V., Class A	308
339		Telefonos de Mexico S.A.B. de C.V., Class A	613
112		Telefonos de Mexico S.A.B. de C.V., Class L	203
178		Wal-Mart de Mexico S.A.B. de C.V., Series V (c)	717
			8,110
		Netherlands — 3.4%
144		Aegon N.V.	2,297
24		Akzo Nobel NV	2,033
45		ASML Holdings N.V. (a)	1,288
6		Corio N.V. (a)	523
4		Corporate Express	51
35		European Aeronautic Defence and Space Co., N.V. (c)	877
8		Fugro N.V. CVA (c)	749
22		Heineken N.V.	1,269
186		ING Groep N.V. CVA (c)	7,051
33		James Hardie Industries N.V. (c)	184
120		Koninklijke Ahold N.V.	1,767
13		Koninklijke DSM N.V. (c)	695
191		Koninklijke KPN N.V.	3,493
103		Koninklijke Philips Electronics N.V.	3,877
—	(h)	OCE N.V. (c)	4
24		Qiagen N.V. (a) (c)	528
1		Randstad Holding N.V. (c)	36
38		Reed Elsevier N.V.	719
181		Royal Dutch Shell plc, Class A	7,285
140		Royal Dutch Shell plc, Class B	5,593
13		SBM Offshore N.V.	506
27		TNT N.V.	1,060
126		Unilever N.V. CVA	4,202
24		Vedior N.V. CVA (c)	659
1		Wereldhave N.V.	145
33		Wolters Kluwer N.V. (c)	888
			47,779
		New Zealand — 0.4%
244		Auckland International Airport Ltd.	407
110		Contact Energy Ltd.	831
8		Fisher & Paykel Appliances Holdings Ltd. (c)	15
2		Fisher & Paykel Healthcare Corp.	4
179		Fletcher Building Ltd.	1,200
158		Kiwi Income Property Trust (c)	153
168		Sky City Entertainment Group Ltd.	525
10		Sky Network Television Ltd.	34
603		Telecom Corp. of New Zealand Ltd. (c)	1,777

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New Zealand — Continued
95	Vector Ltd.	153
		5,099
	Norway — 1.5%
1	Aker ASA, Class A	35
18	Aker Solutions ASA	465
107	DnB NOR ASA (c)	1,588
4	Frontline Ltd. (c)	205
16	Hafslund ASA, Class A (c)	351
121	Norsk Hydro ASA (c)	1,774
26	Norske Skogindustrier ASA (a) (c)	116
27	Ocean RIG ASA (a) (c)	238
157	Orkla ASA (c)	2,065
29	Petroleum Geo-Services ASA	788
18	ProSafe SE	308
32	Renewable Energy Corp. A.S. (a)	1,069
7	Schibsted ASA	203
174	StatoilHydro ASA	6,276
46	Storebrand ASA (c)	438
9	Tandberg ASA	156
10	Teekay Petrojarl ASA (a) (c)	126
139	Telenor ASA (a) (c)	2,782
19	TGS Nopec Geophysical Co. ASA (a)	303
38	Tomra Systems ASA (c)	275
17	Yara International ASA	1,215
		20,776
	Philippines — 0.4%
60	Ayala Corp.	423
2,473	Ayala Land, Inc.	569
110	Banco de Oro Unibank, Inc.	122
725	Bank of the Philippine Islands	856
2,589	Filinvest Land, Inc. (a)	61
54	First Philippine Holdings Corp.	52
10	Globe Telecom, Inc.	315
236	Manila Electric Co.	451
1,740	Petron Corp.	233
24	Philippine Long Distance Telephone Co.	1,442
2,078	PNOC Energy Development Corp.	254
252	San Miguel Corp., Class B	292
6,707	SM Prime Holdings, Inc.	1,137
		6,207
	Portugal — 0.8%
74	Banco BPI SA, Class G (a) (c)	418
329	Banco Comercial Portugues S.A., Class R (c)	922
60	Banco Espirito Santo S.A. (c)	1,146
26	BRISA (c)	376
81	Cimpor Cimentos de Portugal SGPS S.A. (c)	716
529	Energias de Portugal S.A. (a) (c)	3,340
91	Jeronimo Martins SGPS S.A.	719
192	Portugal Telecom SGPS S.A. (c)	2,274
206	Sonae SGPS S.A.	367
50	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (c)	673
		10,951
	Singapore — 0.6%
48	Allgreen Properties Ltd.	46
68	Ascendas REIT	129
65	CapitaCommercial Trust	108
102	CapitaLand Ltd.	513
69	CapitaMall Trust	178
68	Chartered Semiconductor Manufacturing Ltd. (a) (c)	39
33	City Developments Ltd.	296
133	ComfortDelgro Corp., Ltd.	172
53	Cosco Corp. Singapore Ltd.	123
61	DBS Group Holdings Ltd.	892
56	Fraser and Neave Ltd.	198
7	Haw Par Corp., Ltd.	41
10	Jardine Cycle & Carriage Ltd.	124
74	Keppel Corp., Ltd.	568
24	Keppel Land Ltd. (c)	108
30	Neptune Orient Lines Ltd. (c)	70
41	Olam International Ltd.	81
114	Oversea-Chinese Banking Corp.	748
41	Parkway Holdings Ltd.	107
59	SembCorp Industries Ltd.	182
56	SembCorp Marine Ltd.	153
35	Singapore Airlines Ltd.	414
54	Singapore Exchange Ltd.	343
9	Singapore Land Ltd.	48
13	Singapore Petroleum Co., Ltd.	69
97	Singapore Post Ltd.	83
21	Singapore Press Holdings Ltd.	70
90	Singapore Technologies Engineering Ltd. (c)	214
435	Singapore Telecommunications Ltd.	1,242
46	SMRT Corp. Ltd.	61
55	STATS ChipPAC Ltd. (a)	46
68	Suntec Real Estate Investment Trust	76
67	United Overseas Bank Ltd.	1,004

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Singapore — Continued
35	UOL Group Ltd.	97
16	Venture Corp., Ltd.	134
18	Wilmar International Ltd. (a)	61
33	Wing Tai Holdings Ltd.	49
		8,887
	South Africa — 0.6%
3	Anglo Platinum Ltd.	530
6	AngloGold Ashanti Ltd.	208
15	ArcelorMittal South Africa Ltd.	455
13	Barloworld Ltd.	187
12	Bidvest Group Ltd.	181
9	Discovery Holdings Ltd.	28
153	FirstRand Ltd.	314
13	Freeworld Coatings Ltd. (a)	16
27	Gold Fields Ltd. (c)	361
25	Impala Platinum Holdings Ltd.	995
9	Mondi Ltd.	73
62	MTN Group Ltd.	1,179
14	Naspers Ltd., Class N	308
14	Nedbank Group Ltd. (c)	215
24	Pretoria Portland Cement Co., Ltd.	126
110	Sanlam Ltd.	290
14	Sappi Ltd.	189
27	Sasol Ltd.	1,532
64	Shoprite Holdings Ltd. (c)	363
56	Standard Bank Group Ltd.	659
17	Telkom S.A. Ltd.	286
8	Tiger Brands Ltd.	148
		8,643
	South Korea — 0.6%
2	Cheil Communications, Inc.	651
4	Daelim Industrial Co.	552
10	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	440
10	Daishin Securities Co., Ltd. (a)	217
8	Hyundai Mobis	691
6	LG Chem Ltd.	586
6	LG Electronics, Inc.	997
3	POSCO	1,281
1	Samsung Electronics Co., Ltd.	992
5	Samsung Fire & Marine Insurance Co., Ltd.	1,016
1	Shinsegae Co., Ltd.	504
1	SK Telecom Co., Ltd.	235
		8,162
	Spain — 5.9%
28	Abertis Infraestructuras S.A. (c)	922
3	Acciona S.A.	759
34	Acerinox S.A. (c)	923
38	ACS Actividades de Construccion y Servicios S.A. (c)	2,246
8	Antena 3 de Television S.A. (c)	95
530	Banco Bilbao Vizcaya Argentaria S.A. (c)	12,157
95	Banco de Sabadell S.A. (c)	940
128	Banco Popular Espanol S.A. (c)	2,194
917	Banco Santander S.A.	19,830
34	Bankinter S.A. (c)	524
36	Cintra Concesiones de Infraestructuras de Transporte S.A. (c)	555
17	Ebro Puleva SA (c)	356
12	Endesa S.A.	586
4	Fomento de Construcciones y Contratas S.A. (c)	264
26	Gamesa Corp. Tecnologica S.A.	1,257
9	Gas Natural SDG S.A.	540
22	Gestevision Telecinco S.A. (c)	454
10	Grupo Ferrovial S.A. (c)	809
584	Iberdrola S.A.	8,514
51	Iberia Lineas Aereas de Espana	201
31	Inditex S.A.	1,663
21	Indra Sistemas S.A.	561
65	Mapfre S.A. (c)	331
23	NH Hoteles S.A. (a) (c)	372
4	Promotora de Informaciones S.A. (c)	69
17	Red Electrica de Espana	1,090
109	Repsol YPF S.A.	4,398
16	Sacyr Vallehermoso S.A. (c)	547
2	Sociedad General de Aguas de Barcelona S.A., Class A	102
5	Sogecable S.A. (a) (c)	223
624	Telefonica S.A.	17,921
2	Telefonica S.A. ADR	193
20	Union Fenosa S.A.	1,341
14	Zardoya Otis S.A. (c)	400
18	Zeltia S.A. (c)	144
		83,481
	Sweden — 1.5%
11	Alfa Laval AB (c)	730
20	Assa Abloy AB, Class B (c)	316
49	Atlas Copco AB, Class A (c)	777
20	Boliden AB	221
10	D. Carnegie & Co. AB (c)	131

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Sweden — Continued
23		Electrolux AB, Class B (c)	346
1		Elekta AB, Class B	18
13		Eniro AB (a) (c)	83
2		Getinge AB, Class B (c)	51
28		Hennes & Mauritz AB, Class B	1,676
12		Hoganas AB, Class B (c)	262
4		Holmen AB, Class B (c)	126
7		Husqvarna AB, Class A (c)	70
23		Husqvarna AB, Class B (c)	233
41		Investor AB, Class B	966
28		Kungsleden AB (c)	281
3		Modern Times Group AB, Class B (c)	199
184		Nordea Bank AB	3,030
72		Sandvik AB (c)	1,099
3		Scania AB, Class B	59
35		Securitas AB, Class B (c)	451
35		Securitas Direct AB, Class B (a)	163
35		Securitas Systems AB (c)	89
30		Skandinaviska Enskilda Banken AB, Class A	709
27		Skanska AB, Class B	441
29		SKF AB, Class B (c)	534
6		Ssab Svenskt Stal AB, Class A	187
10		Ssab Svenskt Stal AB, Class B (c)	310
59		Svenska Cellulosa AB, Class B	980
6		Svenska Handelsbanken AB, Class A (c)	153
30		Swedbank AB, Class A (c)	747
12		Swedish Match AB	258
16		Tele2 AB, Class B (c)	343
547		Telefonaktiebolaget LM Ericsson, Class B	1,381
191		TeliaSonera AB (c)	1,699
8		Trelleborg AB, Class B (c)	157
22		Volvo AB, Class A	335
97		Volvo AB, Class B	1,463
			21,074
		Switzerland — 2.0%
53		ABB Ltd.	1,608
7		Adecco S.A.	401
3		Clariant AG (a)	31
17		Compagnie Financiere Richemont AG, Class A	1,021
37		Credit Suisse Group (c)	2,073
—	(h)	Givaudan S.A.	197
10		Holcim Ltd.	962
1		Kudelski S.A. (c)	18
—	(h)	Kuoni Reisen Holding AG	20
3		Logitech International S.A. (a)	98
2		Lonza Group AG	290
1		Micronas Semiconductor Hold (a)	5
8		Nestle S.A.	3,980
1		Nobel Biocare Holding AG	49
69		Novartis AG	3,482
—	(h)	OC Oerlikon Corp. AG (a)	108
22		Roche Holding AG	3,737
3		SCOR Holding Switzerland Ltd. (c)	48
—	(h)	SGS S.A.	88
—	(h)	Sonova Holding AG (c)	10
93		STMicroelectronics N.V.	1,069
—	(h)	Sulzer AG	56
1		Swatch Group AG	38
13		Swiss Reinsurance	1,045
1		Swisscom AG (c)	358
3		Syngenta AG	1,037
59		UBS AG (a)	1,965
32		Xstrata plc	2,455
4		Zurich Financial Services AG	1,362
			27,611
		Taiwan — 0.6%
385		Asustek Computer, Inc.	1,246
192		Cathay Financial Holding Co., Ltd.	539
170		Chi Mei Optoelectronics Corp.	238
366		China Steel Corp.	601
408		Far Eastern Textile Co., Ltd.	684
180		HON HAI Precision Industry Co., Ltd.	1,037
510		Quanta Computer, Inc.	846
1,311		Taishin Financial Holdings Co., Ltd. (a)	681
473		Taiwan Mobile Co., Ltd.	899
586		Taiwan Semiconductor Manufacturing Co., Ltd.	1,289
321		United Microelectronics Corp.	196
			8,256
		Thailand — 0.6%
252		Advanced Info Service pcl	737
396		Bangkok Bank pcl	1,749
152		Electricity Generating pcl	466
11		Hana Microelectronics pcl	6
347		Kasikornbank pcl (c)	963
750		Krung Thai Bank pcl	248
258		Nation Multimedia Group pcl (a)	70
150		PTT Exploration & Production pcl	783
110		PTT Pcl	1,157

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Thailand — Continued
137		Siam Cement pcl	933
296		Siam Commercial Bank pcl	862
183		Thai Airways International pcl	159
			8,133
		Turkey — 0.5%
128		Akbank TAS	663
44		Akcansa Cimento AS	186
64		Aksigorta AS	319
45		Anadolu Efes Biracilik Ve Malt Sanayii AS	404
40		Arcelik	179
91		Eregli Demir ve Celik Fabrikalari TAS	794
18		Ford Otomotiv Sanayi AS	168
25		Migros Turk TAS	396
—	(h)	Trakya Cam Sanayi AS (a)	— (h)
20		Tupras Turkiye Petrol Rafine	537
92		Turkcell Iletisim Hizmet AS (a)	746
166		Turkiye Garanti Bankasi AS	887
205		Turkiye Is Bankasi, Class C	947
133		Yapi ve Kredi Bankasi AS (a)	295
			6,521
		United Kingdom — 9.1%
19		3i Group plc	321
34		Acergy S.A. (c)	827
34		Aegis Group plc	84
14		Aggreko plc	165
3		Alliance & Leicester plc	30
20		AMEC plc	321
67		Anglo American plc	4,339
—	(h)	Antofagasta plc	6
33		ARM Holdings plc	66
12		Arriva plc	168
2		Associated British Foods plc	36
73		AstraZeneca plc	3,082
141		Aviva plc	1,747
185		BAE Systems plc	1,704
24		Balfour Beatty plc	212
331		Barclays plc	2,992
13		Barratt Developments plc	72
25		BBA Aviation plc	79
6		Bellway plc	82
6		Berkeley Group Holdings plc (a)	106
166		BG Group plc	4,060
112		BHP Billiton plc	3,986
7		Bovis Homes Group plc	61
964		BP plc	11,683
28		British Airways plc (a)	126
76		British American Tobacco plc	2,832
57		British Energy Group plc	845
25		British Land Co. plc	418
60		British Sky Broadcasting Group plc	643
16		Brixton plc	94
365		BT Group plc	1,606
8		Bunzl plc	120
21		Burberry Group plc	203
132		Cable & Wireless plc	389
108		Cadbury Schweppes plc	1,236
19		Capita Group plc (The)	253
8		Carnival plc	313
19		Carphone Warehouse Group plc (c)	100
13		Cattles plc	60
202		Centrica plc	1,176
8		Charter plc	136
5		Close Brothers Group plc	75
56		Cobham plc	243
99		Compass Group plc	666
5		Cookson Group plc	75
6		CSR plc (a)	49
14		Daily Mail & General Trust, Class A	116
11		Davis Service Group plc	100
9		De La Rue plc	160
131		Diageo plc	2,672
95		DSG International plc	123
28		Electrocomponents plc	105
27		Enterprise Inns plc	208
22		Firstgroup plc	242
16		FKI plc	27
91		Friends Provident plc	213
64		G4S plc	286
44		Galiform plc (a)	59
34		GKN plc	193
285		GlaxoSmithKline plc	6,298
6		Great Portland Estates plc	56
14		Hammerson plc	278
65		Hays plc	145
169		HBOS plc	1,560
41		Home Retail Group plc	214
606		HSBC Holdings plc	10,523
15		ICAP plc	174
18		IMI plc	162

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
34	Imperial Tobacco Group plc	1,642
19	Inchcape plc	164
14	Intercontinental Hotels Group plc	231
15	International Personal Finance plc	70
73	International Power plc	636
9	Intertek Group plc	172
36	Invensys plc (a)	210
16	Investec plc	111
191	ITV plc	249
53	J Sainsbury plc	402
10	Johnson Matthey plc	402
2	Kazakhmys plc	64
32	Kesa Electricals plc	131
114	Kingfisher plc	297
33	Ladbrokes plc	213
23	Land Securities Group plc	691
295	Legal & General Group plc	741
12	Liberty International plc	238
4	Lighthouse Caledonia ASA (a)	4
310	Lloyds TSB Group plc	2,647
73	LogicaCMG plc	166
8	London Stock Exchange Group plc	175
5	Lonmin plc	327
80	Man Group plc	912
88	Marks & Spencer Group plc	658
27	Meggitt plc	156
63	Meinl European Land Ltd. (a)	818
4	Metro International S.A., Class B (a)	3
14	Michael Page International plc	81
28	Misys plc	88
23	Mitchells & Butlers plc	140
13	Mondi plc	105
9	National Express Group plc	159
138	National Grid plc	1,924
12	Next plc	261
261	Old Mutual plc	659
42	Pearson plc	546
14	Persimmon plc	155
17	Premier Farnell plc	60
7	Provident Financial plc	132
138	Prudential plc	1,871
13	Punch Taverns plc	136
37	Rank Group plc	65
33	Reckitt Benckiser Group plc	1,917
50	Reed Elsevier plc	632
94	Rentokil Initial plc	179
29	Rexam plc	255
50	Rio Tinto plc	5,813
80	Rolls-Royce Group plc (a)	691
9,737	Rolls-Royce Group plc, Class B (a)	—
149	Royal & Sun Alliance Insurance Group	395
505	Royal Bank of Scotland Group plc	3,416
41	SABMiller plc	943
65	Sage Group plc	255
6	Schroders plc	124
43	Scottish & Southern Energy plc	1,181
23	Segro plc	213
26	Serco Group plc	225
11	Severn Trent plc	321
99	Signet Group plc	135
50	Smith & Nephew plc	644
18	Smiths Group plc	349
7	SSL International plc	61
22	Stagecoach Group plc	111
33	Standard Chartered plc	1,180
103	Standard Life plc	509
2	Stolt-Nielsen S.A.	37
27	Tate & Lyle plc	280
58	Taylor Wimpey plc	147
386	Tesco plc	3,268
32	Thomas Cook Group plc	165
10	Thomson Reuters plc	319
42	Tomkins plc	151
6	Travis Perkins plc	113
15	Trinity Mirror plc	78
25	TUI Travel plc	116
10	Tullett Prebon plc	83
38	Tullow Oil plc	575
64	Unilever plc	2,144
11	United Business Media plc	127
28	United Utilities plc	395
5	Vedanta Resources plc	218
2,632	Vodafone Group plc	8,330
11	Whitbread plc	258
16	William Hill plc	120
35	WM Morrison Supermarkets plc	198
34	Wolseley plc	341
61	WPP Group plc	740
36	Yell Group plc	118
		128,583

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Total Common Stocks (Cost $771,965)	1,370,437
	Investment Companies — 0.2%
	United States — 0.2%
16	iShares MSCI Germany Index Fund	510
14	iShares MSCI Pacific ex-Japan Index Fund	1,972
	Total Investment Companies (Cost $2,392)	2,482
	Preferred Stocks — 1.0%
	Brazil — 0.4%
34	Aracruz Celulose S.A., Class B	273
25	Banco Bradesco S.A.	582
52	Banco Itau Holding Financeira S.A.	1,504
15	Cia Energetica de Minas Gerais	311
29	Cia Vale do Rio Doce, Class A	937
54	Petroleo Brasileiro S.A.	1,385
20	Tele Norte Leste Participacoes S.A.	454
		5,446
	Germany — 0.6%
3	Fresenius SE	272
29	Henkel AG & Co. KGaA (c)	1,237
16	Porsche AG	2,970
16	ProSiebenSat.1 Media AG	241
7	RWE AG	631
14	Volkswagen AG (c)	2,321
		7,672
	Italy — 0.0% (g)
210	Unipol Gruppo Finanziario S.p.A.	610
	Japan — 0.0% (g)
2	Ito En Ltd.	23
	Total Preferred Stocks (Cost $4,679)	13,751
	Total Long-Term Investments (Cost $779,036)	1,386,670

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
	Australia — 0.0% (g)
6	Wesfarmers Ltd., expiring 05/20/08 (a)	47
	Brazil — 0.0% (g)
11	Rio Bond Right, expiring 12/31/09 (a)	—
	Italy — 0.0% (g)
264	Banca Monte dei Paschi di Siena S.p.A., expiring 05/19/08 (a)	184
	Japan — 0.0% (g)
24	Dowa Mining Co., Ltd., expiring 01/29/10 (a)	—
	Switzerland — 0.0% (g)
59	UBS AG, expiring 05/09/08 (a)	100
	Total Rights (Cost $—)	331

SHARES
Short-Term Investments — 0.3%
	Investment Companies — 0.2%
2,360	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b)	2,360
45	JPMorgan Prime Money Market Fund, Institutional Class (b)	45
	(Cost $2,405)	2,405

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.1%
1,660	U.S. Treasury Bill, 2.76%, 06/12/08 (k) (n) (Cost $1,654)	1,658
	Total Short-Term Investments (Cost $4,059)	4,063
Investments of Cash Collateral for Securities on Loan — 16.6%
	Certificates of Deposit — 4.6%
7,000	Abbey National Treasury Services plc, FRN, 2.53%, 10/02/08	6,982
10,000	Bank of Ireland, (Ireland), FRN, 2.94%, 07/16/08	10,000
10,000	Bank of New York, FRN, 3.15%, 05/02/08	10,000
11,000	BNP Paribas, New York, FRN, 2.82%, 07/03/08	10,996
7,000	Calyon, New York, FRN, 2.15%, 03/15/10	6,905
10,000	Landesbank Baden Wuerttemberg, FRN, 3.89%, 06/23/08	9,985
10,000	National Bank of Canada, New York, FRN, 3.89%, 07/14/08	10,000
		64,868
	Commercial Paper — 0.7%
10,000	Solitaire Funding LLC, 2.85%, 05/01/08	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — 9.3%
40,809	Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $40,811, collateralized by U.S. Government Agency Mortgages	40,809
40,000	Goldman Sachs & Co., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $40,002, collateralized by U.S. Government Agency Mortgages	40,000
50,000	UBS Securities LLC, 1.97%, dated 04/30/08, due 05/01/08, repurchase price $50,003, collateralized by U.S. Government Agency Mortgages	50,000
		130,809
	Time Deposits — 2.0%
10,000	Bank of Scotland plc, (United Kingdom), 2.50%, 05/01/08	10,000
10,000	DZ Bank Singapore, 2.55%, 05/01/08	10,000
8,000	Ulster Bank Ltd., Ireland, FRN, 3.16%, 07/25/08	8,000
		28,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $233,792)	233,677
	Total Investments — 115.5% (Cost $1,016,887)	1,624,741
	Liabilities in Excess of Other Assets — (15.5)%	(217,631)
	NET ASSETS — 100.0%	$1,407,110

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	16.1%
Oil, Gas & Consumable Fuels	7.5
Metals & Mining	5.3
Insurance	5.2
Diversified Telecommunication Services	5.0
Electric Utilities	5.0
Automobiles	4.1
Chemicals	4.1
Pharmaceuticals	3.7
Industrial Conglomerates	2.1
Machinery	2.0
Wireless Telecommunication Services	2.0
Diversified Financial Services	1.9
Food & Staples Retailing	1.9
Capital Markets	1.8
Food Products	1.7
Multi-Utilities	1.7
Media	1.5
Beverages	1.4
Electrical Equipment	1.4
Real Estate Management & Development	1.4
Electronic Equipment & Instruments	1.2
Household Durables	1.2
Construction & Engineering	1.1
Energy Equipment & Services	1.1
Software	1.1
Trading Companies & Distributors	1.1
Construction Materials	1.0
Others (each less than 1.0%)	15.4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
123	Dow Jones EURO STOXX 50	June, 2008	$7,223	$520
19	FTSE 100 Index	June, 2008	2,303	156
25	Topix Index	June, 2008	3,253	188
				$864

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0% (l)
		Common Stocks — 98.0%
		Australia — 0.9%
102		Australia & New Zealand Banking Group Ltd.	2,096
		Austria — 0.6%
35		Intercell AG (a)	1,498
		China — 1.5%
387		China Merchants Bank Co., Ltd., Class H	1,616
189		Parkson Retail Group Ltd.	1,786
			3,402
		Cyprus — 0.8%
201		Marfin Popular Bank Public Co., Ltd. (a)	1,785
		Finland — 1.7%
107		Nokia OYJ	3,218
207		Ruukki Group OYJ	719
			3,937
		France — 15.5%
15		Alstom	3,540
33		BNP Paribas	3,468
11		Cie Generale de Geophysique-Veritas (a)	2,813
26		Compagnie Generale des Etablissements Michelin, Class B	2,328
18		Lafarge S.A.	3,161
46		Sanofi-Aventis	3,570
31		Societe Generale	3,599
32		Sodexo	2,117
54		Suez S.A. (c)	3,783
63		Total S.A.	5,313
62		Vivendi (a)	2,481
			36,173
		Germany — 10.7%
25		Allianz SE	5,041
53		Bayer AG (c)	4,475
23		Continental AG (c)	2,645
32		Daimler AG	2,497
24		E.ON AG (c)	4,908
48		Lanxess AG	1,848
18		Muenchener Rueckversicherungs-Gesellschaft AG (c)	3,483
			24,897
		Greece — 0.1%
10		Folli — Follie S.A.	315
		Hong Kong — 1.0%
568		Li & Fung Ltd.	2,343
		Israel — 1.5%
392		Makhteshim-Agan Industries Ltd.	3,602
		Italy — 1.4%
449		Intesa Sanpaolo S.p.A.	3,336
		Japan — 19.2%
158		Chugai Pharmaceutical Co., Ltd. (c)	2,206
48		Daikin Industries Ltd.	2,407
281		Daiwa Securities Group, Inc.	2,788
37		Elpida Memory, Inc. (a) (c)	1,365
325		Fukuoka Financial Group, Inc.	1,616
1		Japan Tobacco, Inc.	3,112
50		JFE Holdings, Inc.	2,730
82		Kirin Holdings Co., Ltd.	1,467
417		Kubota Corp.	2,922
145		Mitsubishi Estate Co., Ltd.	4,217
274		Mitsubishi UFJ Financial Group, Inc.	3,013
57		Mitsui & Co., Ltd.	1,339
5		Nintendo Co., Ltd.	2,819
622		Nippon Sheet Glass Co., Ltd. (c)	2,866
72		Shiseido Co., Ltd.	1,734
—	(h)	Sumitomo Mitsui Financial Group, Inc. (c)	2,564
79		Toyota Motor Corp.	4,046
18		Yamada Denki Co., Ltd. (c)	1,529
			44,740
		Luxembourg — 1.2%
33		ArcelorMittal	2,854
		Netherlands — 8.3%
130		ING Groep N.V. CVA (c)	4,919
157		Koninklijke KPN N.V.	2,858
83		Koninklijke Philips Electronics N.V. (c)	3,110
159		Royal Dutch Shell plc, Class A	6,353
55		TNT N.V.	2,116
			19,356
		Singapore — 1.6%
689		CapitaMall Trust	1,773
705		Singapore Telecommunications Ltd.	2,014
			3,787
		South Korea — 1.6%
54		Hana Financial Group, Inc.	2,422
2		Samsung Electronics Co., Ltd.	1,302
			3,724
		Spain — 4.8%
9		Acciona S.A.	2,433
246		Banco Santander S.A.	5,325
118		Telefonica S.A.	3,390
			11,148
		Switzerland — 5.4%
53		Credit Suisse Group (c)	2,928

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Switzerland — Continued
10	Nestle S.A.	5,009
27	Roche Holding AG	4,538
		12,475
	Taiwan — 1.6%
129	HON HAI Precision Industry Co., Ltd. GDR	1,454
200	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,247
		3,701
	United Kingdom — 18.6%
257	BAE Systems plc	2,370
167	BG Group plc	4,078
98	Cadbury Schweppes plc	1,129
391	HSBC Holdings plc	6,785
71	Imperial Tobacco Group plc	3,377
92	Intercontinental Hotels Group plc	1,472
334	International Power plc	2,900
56	Reckitt Benckiser Group plc	3,227
68	Shire plc	1,251
445	Tesco plc	3,765
320	TUI Travel plc	1,496
58	Vedanta Resources plc	2,578
2,109	Vodafone Group plc	6,673
404	WM Morrison Supermarkets plc	2,287
		43,388
	Total Long-Term Investments (Cost $206,766)	228,557
Short-Term Investments — 4.2%
	Investment Company — 3.8%
8,942	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $8,942)	8,942

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.4%
840	U.S. Treasury Bill, 2.96%, 06/12/08 (n) (Cost $837)	839
	Total Short-Term Investments (Cost $9,779)	9,781
Investments of Cash Collateral for Securities on Loan — 14.4%
	Repurchase Agreements — 14.4%
5,465	Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $5,465, collateralized by U.S. Government Agency Mortgages	5,465
7,000	Credit Suisse First Boston LLC, 1.98%, dated 04/30/08, due 05/01/08, repurchase price $7,000, collateralized by U.S. Government Agency Mortgages	7,000
7,000	Deutsche Bank Securities, Inc., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $7,000, collateralized by U.S. Government Agency Mortgages	7,000
7,000	Goldman Sachs & Co., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $7,000, collateralized by U.S. Government Agency Mortgages	7,000
7,000	UBS Securities LLC, 1.97%, dated 04/30/08, due 05/01/08, repurchase price $7,000, collateralized by U.S. Government Agency Mortgages	7,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $33,465)	33,465
	Total Investments — 116.6% (Cost $250,010)	271,803
	Liabilities in Excess of Other Assets — (16.6)%	(38,684)
	NET ASSETS — 100.0%	$233,119

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	15.8%
Oil, Gas & Consumable Fuels	6.6
Pharmaceuticals	4.9
Chemicals	4.2
Insurance	3.6
Diversified Telecommunication Services	3.5
Metals & Mining	3.4
Wireless Telecommunication Services	2.8
Automobiles	2.7
Tobacco	2.7
Food Products	2.6
Food & Staples Retailing	2.5
Capital Markets	2.4
Building Products	2.2
Auto Components	2.1
Diversified Financial Services	2.1
Electric Utilities	2.1
Hotels, Restaurants & Leisure	2.1
Semiconductors & Semiconductor Equipment	2.1
Real Estate Management & Development	1.8
Industrial Conglomerates	1.6
Multi-Utilities	1.6
Electrical Equipment	1.5
Communications Equipment	1.4
Household Products	1.4
Construction Materials	1.3
Energy Equipment & Services	1.2
Independent Power Producers & Energy Traders	1.2
Machinery	1.2
Software	1.2
Aerospace & Defense	1.0
Construction & Engineering	1.0
Distributors	1.0
Media	1.0
Others (each less than 1.0%)	6.1
Short-Term Investments	4.1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
15,523,038	AUD	05/06/08	$13,853	$14,639	$786
13,893,594	AUD	08/13/08	12,822	12,923	101
9,414,890	CHF	05/06/08	8,689	9,087	398
2,856,432	CHF	08/13/08	2,758	2,759	1
22,503,083	EUR	05/06/08	34,882	35,132	250
3,765,958	GBP	05/06/08	7,449	7,486	37
2,347,440	GBP	08/13/08	4,585	4,633	48
29,419,920	HKD	05/06/08	3,781	3,776	(5)
20,769,920	HKD	08/13/08	2,672	2,672	—	(h)
628,704,357	JPY	05/07/08	5,952	6,048	96
161,490,658	JPY	08/13/08	1,553	1,562	9
12,140,709	NOK	05/06/08	2,224	2,385	161
12,140,709	NOK	08/13/08	2,347	2,362	15
26,434,018	SEK	05/06/08	4,239	4,414	175
26,434,018	SEK	08/13/08	4,371	4,390	19
2,490,179	SGD	05/06/08	1,831	1,837	6
			$114,008	$116,105	$2,097

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
15,523,038	AUD	05/06/08	$14,479	$14,638	$(159)
9,414,890	CHF	05/06/08	9,332	9,087	245
22,503,083	EUR	05/06/08	33,474	35,132	(1,658)
14,605,891	EUR	08/13/08	22,623	22,695	(72)
3,765,958	GBP	05/06/08	7,397	7,486	(89)
931,620	GBP	08/13/08	1,832	1,839	(7)
29,419,920	HKD	05/06/08	3,780	3,776	4
628,704,357	JPY	05/07/08	6,117	6,048	69
12,140,709	NOK	05/06/08	2,369	2,385	(16)
26,434,018	SEK	05/06/08	4,394	4,414	(20)
2,490,179	SGD	05/06/08	1,763	1,837	(74)
2,490,179	SGD	08/13/08	1,838	1,844	(6)
			$109,398	$111,181	$(1,783)

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Australia — 1.2%
709	Australia & New Zealand Banking Group Ltd.	14,628
	China — 0.6%
1,829	China Merchants Bank Co., Ltd., Class H	7,636
	Cyprus — 0.6%
780	Marfin Popular Bank Public Co., Ltd. (a)	6,929
	Finland — 0.9%
168	Nokia OYJ	5,056
1,576	Ruukki Group OYJ	5,473
		10,529
	France — 19.0%
45	Alstom	10,368
333	AXA S.A.	12,301
231	BNP Paribas (c)	24,641
42	Cie Generale de Geophysique-Veritas (a)	10,551
165	Compagnie Generale des Etablissements Michelin, Class B	15,004
73	Lafarge S.A. (c)	13,137
252	Sanofi-Aventis (c)	19,435
247	Societe Generale	28,640
18	Societe Generale (a)	2,094
167	Sodexo	11,137
369	Suez S.A. (c)	25,992
526	Total S.A.	44,050
505	Vivendi (a)	20,346
		237,696
	Germany — 10.6%
191	Allianz SE	38,619
210	Bayer AG (c)	17,737
302	Daimler AG (c)	23,418
123	E.ON AG (c)	25,036
192	Lanxess AG	7,426
108	Muenchener Rueckversicherungs-Gesellschaft AG (c)	20,704
		132,940
	Greece — 1.0%
46	Folli — Follie S.A.	1,422
673	Sidenor Steel Products Manufacturing Co. S.A.	11,083
		12,505
	Hong Kong — 0.7%
467	Sun Hung Kai Properties Ltd.	8,162
	Israel — 1.1%
1,514	Makhteshim-Agan Industries Ltd.	13,899
	Italy — 3.4%
4,094	Intesa Sanpaolo S.p.A.	30,433
1,582	UniCredito Italiano S.p.A.	11,923
		42,356
	Japan — 20.0%
1	Central Japan Railway Co.	9,277
1,836	Daiwa Securities Group, Inc.	18,216
1,819	Fukuoka Financial Group, Inc.	9,042
708	Honda Motor Co., Ltd.	22,594
4	Japan Tobacco, Inc.	19,027
245	JFE Holdings, Inc.	13,471
245	Kao Corp.	6,633
744	Kirin Holdings Co., Ltd.	13,311
1,812	Kubota Corp.	12,695
1,072	Marubeni Corp. (c)	8,532
765	Mitsubishi Corp.	24,633
1,380	Mitsubishi Electric Corp. (c)	14,140
3,085	Mitsubishi UFJ Financial Group, Inc.	33,992
19	Nintendo Co., Ltd.	10,337
1	Nippon Sheet Glass Co., Ltd. (c)	3
1	Sumitomo Mitsui Financial Group, Inc. (c)	12,770
427	Toyota Motor Corp.	21,740
		250,413
	Luxembourg — 0.5%
76	ArcelorMittal (c)	6,632
	Netherlands — 9.3%
776	ING Groep N.V. CVA (c)	29,391
1,140	Koninklijke KPN N.V.	20,817
434	Koninklijke Philips Electronics N.V.	16,302
1,224	Royal Dutch Shell plc, Class A	49,182
		115,692
	Singapore — 0.7%
3,221	Singapore Telecommunications Ltd.	9,199
	South Korea — 1.8%
292	Hana Financial Group, Inc.	13,191
13	Samsung Electronics Co., Ltd.	9,540
		22,731
	Spain — 5.0%
2,220	Banco Santander S.A.	48,013
1,017	Iberdrola S.A.	14,823
		62,836
	Sweden — 0.7%
532	Skanska AB, Class B	8,745

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Switzerland — 2.6%
587	Credit Suisse Group (c)	32,691
	Taiwan — 2.7%
536	Chunghwa Telecom Co., Ltd. ADR	13,670
1,395	HON HAI Precision Industry Co., Ltd.	8,062
1,065	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	11,970
		33,702
	United Kingdom — 15.9%
1,670	BAE Systems plc	15,397
1,171	Barclays plc	10,584
2,961	BP plc	35,881
899	Britvic plc	5,908
2,641	HSBC Holdings plc	45,852
300	Imperial Tobacco Group plc	14,374
3,053	Rentokil Initial plc	5,802
1,892	TUI Travel plc	8,852
285	Vedanta Resources plc	12,558
13,665	Vodafone Group plc	43,245
		198,453
	Total Long-Term Investments (Cost $1,159,988)	1,228,374
Short-Term Investments — 2.9%
	Investment Company — 2.8%
35,582	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $35,582)	35,582

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
1,000	U.S. Treasury Bill, 2.92%, 06/12/08 (n) (Cost $996)	999
	Total Short-Term Investments (Cost $36,578)	36,581
Investments of Cash Collateral for Securities on Loan — 11.4%
	Commercial Paper — 0.4%
5,000	Solitaire Funding LLC, 2.85%, 05/01/08	5,000
	Repurchase Agreements — 9.4%
30,796	Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $30,797, collateralized by U.S. Government Agency Mortgages	30,796
29,000	Deutsche Bank Securities, Inc., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $29,002, collateralized by U.S. Government Agency Mortgages	29,000
29,000	Goldman Sachs & Co., 2.00%, dated 04/30/08, due 05/01/08, repurchase price $29,002, collateralized by U.S. Government Agency Mortgages	29,000
29,000	UBS Securities LLC, 1.97%, dated 04/30/08, due 05/01/08, repurchase price $29,002, collateralized by U.S. Government Agency Mortgages	29,000
		117,796
	Time Deposits — 1.6%
5,000	Bank of Scotland plc, (United Kingdom), 2.50%, 05/01/08	5,000
5,000	Credit Agricole S.A., 2.60%, 05/01/08	5,000
5,000	DZ Bank Singapore, 2.55%, 05/01/08	5,000
5,000	Royal Bank of Scotland Group plc, (United Kingdom) 2.60%, 05/01/08	5,000
		20,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $142,796)	142,796
	Total Investments — 112.6% (Cost $1,339,362)	1,407,751
	Liabilities in Excess of Other Assets — (12.6)%	(157,545)
	NET ASSETS — 100.0%	$1,250,206

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	23.7%
Oil, Gas & Consumable Fuels	10.2
Insurance	5.7
Automobiles	5.4
Capital Markets	4.0
Diversified Telecommunication Services	3.5
Metals & Mining	3.5
Wireless Telecommunication Services	3.4
Electric Utilities	3.2
Chemicals	3.1
Tobacco	2.6
Trading Companies & Distributors	2.6
Diversified Financial Services	2.3
Multi-Utilities	2.1
Electrical Equipment	1.9
Industrial Conglomerates	1.7
Semiconductors & Semiconductor Equipment	1.7
Hotels, Restaurants & Leisure	1.6
Media	1.6
Beverages	1.5
Pharmaceuticals	1.5
Aerospace & Defense	1.2
Auto Components	1.2
Construction Materials	1.0
Machinery	1.0
Others (each less than 1.0%)	5.9
Short-Term Investments	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
94,215,830	AUD	05/29/08	$86,228	$88,587		$2,359
3,174,817	CAD	05/29/08	3,254	3,152		(102)
13,549,175	CHF	05/29/08	12,493	13,081		588
5,361,484	CHF for
5,621,984	AUD	05/29/08	5,286	5,176	#	(110)
14,114,276	DKK	05/29/08	2,800	2,950		150
35,214,899	EUR	05/29/08	53,623	54,926		1,303
19,564,841	GBP	05/29/08	38,499	38,830		331
206,075,725	HKD	05/29/08	26,501	26,467		(34)
4,650,657,424	JPY	05/29/08	44,627	44,802		175
63,121,598	NOK	05/29/08	11,789	12,370		581
96,223,576	SEK	05/29/08	15,717	16,050		333
12,805,538	SGD	05/29/08	9,316	9,455		139
			$310,133	$315,846		$5,713

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
20,616,490	AUD	05/29/08	$19,201	$19,385	$(184)
3,174,817	CAD	05/29/08	3,139	3,152	(13)
6,996,996	CHF	05/29/08	6,909	6,755	154
100,051,172	EUR	05/29/08	149,714	156,054	(6,340)
17,262,479	GBP	05/29/08	34,221	34,261	(40)
45,800,000	HKD	05/29/08	5,897	5,882	15
9,540,000	ILS	05/29/08	2,666	2,792	(126)
65,656,690	JPY	05/29/08	51,828	52,023	(195)
5,586,443	SGD	05/29/08	3,988	4,125	(137)
			$277,563	$284,429	$(6,866)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/08 of the currency being sold, and the value at 04/30/08 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2% (l)
	Common Stocks — 98.9%
	Australia — 2.5%
864	BHP Billiton Ltd.	34,841
202	Commonwealth Bank of Australia	8,496
132	Macquarie Group Ltd.	7,853
		51,190
	Austria — 0.3%
90	OMV AG	6,739
	Belgium — 0.3%
46	KBC Groep N.V. (a)	6,239
	Bermuda — 0.3%
352	Aquarius Platinum Ltd. (a)	5,497
	Brazil — 0.7%
193	Cia Vale do Rio Doce ADR	7,555
74	Petroleo Brasileiro S.A. ADR	7,504
		15,059
	China — 1.0%
2,478	China COSCO Holdings Co., Ltd., Class H (a)	7,375
1,634	China Merchants Bank Co., Ltd., Class H	6,820
7,747	Industrial & Commercial Bank of China, Class H	6,117
		20,312
	Denmark — 1.8%
39	Carlsberg A/S, Class B	5,176
63	D/S Norden	6,856
212	D/S Torm A/S	6,910
114	Danske Bank A/S	3,933
107	Novo Nordisk A/S, Class B	7,353
57	Vestas Wind Systems A/S (a)	6,159
		36,387
	Egypt — 0.2%
30	Orascom Construction Industries Co. GDR	4,975
	Finland — 2.3%
156	Fortum OYJ	6,586
736	Nokia OYJ	22,143
100	Outokumpu OYJ	4,738
187	Sampo OYJ, Class A	5,252
103	Wartsila OYJ, Class B	6,984
		45,703
	France — 9.4%
32	Alstom	7,296
348	AXA S.A.	12,846
195	BNP Paribas	20,751
95	Bouygues S.A.	7,064
60	Casino Guichard Perrachon S.A.	7,525
44	CNP Assurances	5,223
163	France Telecom S.A.	5,115
121	Gaz de France S.A.	7,913
78	Groupe Danone	6,898
121	Ipsen	7,393
42	Lafarge S.A.	7,513
57	Pernod-Ricard S.A.	6,475
66	Peugeot S.A.	4,590
29	PPR	3,727
154	Sanofi-Aventis	11,889
38	Schneider Electric S.A.	4,620
179	SCOR SE	4,289
77	Societe Generale	8,994
121	Suez S.A.	8,558
332	Total S.A.	27,794
23	Vallourec	6,211
184	Vivendi (a)	7,402
		190,086
	Germany — 8.1%
76	Allianz SE	15,458
51	BASF SE	7,177
69	Bayer AG	5,828
111	Bayerische Motoren Werke AG	6,031
148	Commerzbank AG	5,309
78	Deutsche Bank AG	9,301
226	Deutsche Post AG	7,013
52	Deutsche Postbank AG	4,569
95	E.ON AG	19,396
129	Fresenius Medical Care AG & Co. KGaA	6,838
118	Hannover Rueckversicherung AG	6,421
54	Linde AG	7,858
55	MAN AG	7,641
31	Muenchener Rueckversicherungs-Gesellschaft AG	5,999
59	RWE AG	6,856
36	Salzgitter AG	7,264
141	SAP AG	7,125
114	SGL Carbon AG (a)	7,688
134	Siemens AG	15,777
89	ThyssenKrupp AG	5,535
		165,084
	Greece — 1.1%
196	Alpha Bank AE	6,696
153	Coca Cola Hellenic Bottling Co. S.A.	6,850
261	Piraeus Bank S.A.	8,861
		22,407

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hong Kong — 3.2%
5,010	Chaoda Modern Agriculture	7,205
408	Cheung Kong Holdings Ltd.	6,373
545	China Mobile Ltd.	9,378
1,156	Citic Pacific Ltd.	5,434
4,207	CNOOC Ltd.	7,468
419	Esprit Holdings Ltd.	5,155
1,624	Hang Lung Properties Ltd.	6,593
423	Henderson Land Development Co., Ltd.	3,236
536	Swire Pacific Ltd., Class A	6,267
1,397	Wharf Holdings Ltd.	7,064
		64,173
	India — 0.6%
113	Reliance Capital Ltd.	4,207
54	Reliance Industries Ltd. GDR (a) (e)	6,949
		11,156
	Indonesia — 0.3%
804	Bank Rakyat Indonesia	519
7,193	Bumi Resources Tbk PT	5,181
		5,700
	Israel — 0.3%
141	Teva Pharmaceutical Industries Ltd. ADR	6,616
	Italy — 4.0%
660	Enel S.p.A.	7,157
418	ENI S.p.A.	16,100
213	Fiat S.p.A.	4,726
222	Finmeccanica S.p.A.	7,691
1,966	Intesa Sanpaolo S.p.A.	14,615
1,585	Parmalat S.p.A.	5,397
2,931	Telecom Italia S.p.A. RNC	4,772
920	Terna Rete Elettrica Nazionale S.p.A.	4,058
2,089	UniCredito Italiano S.p.A.	15,742
		80,258
	Japan — 19.4%
218	Aisin Seiki Co., Ltd.	7,624
384	Asahi Breweries Ltd.	7,527
183	Astellas Pharma, Inc.	7,530
183	Canon, Inc.	9,176
115	Capcom Co. Ltd.	3,465
505	Chugoku Bank Ltd. (The)	7,620
683	Daihatsu Motor Co., Ltd.	8,170
105	Daikin Industries Ltd.	5,270
161	Denso Corp.	5,609
1	East Japan Railway Co.	7,166
103	FamilyMart Co., Ltd.	3,624
299	Futaba Industrial Co., Ltd.	6,845
104	Hisamitsu Pharmaceutical Co., Inc.	3,919
302	Honda Motor Co., Ltd.	9,632
647	ITOCHU Corp.	6,776
1	Japan Tobacco, Inc.	6,662
523	Kawasaki Kisen Kaisha Ltd.	5,327
446	Kinden Corp.	4,226
305	Komatsu Ltd.	9,291
628	Kubota Corp.	4,400
130	Makita Corp.	4,457
950	Marubeni Corp.	7,561
203	Matsushita Electric Industrial Co., Ltd.	4,738
338	Mitsubishi Corp.	10,875
629	Mitsubishi Electric Corp.	6,445
1,254	Mitsubishi UFJ Financial Group, Inc.	13,812
379	Mitsui & Co., Ltd.	8,901
307	Mitsui Fudosan Co., Ltd.	7,758
508	Mitsui OSK Lines Ltd.	7,014
211	Mitsumi Electric Co., Ltd.	7,057
2	Mizuho Financial Group, Inc.	9,701
97	Murata Manufacturing Co., Ltd.	5,139
98	Nidec Corp.	7,382
271	Nikon Corp.	7,830
14	Nintendo Co., Ltd.	7,738
934	Nippon Oil Corp.	6,437
2	Nippon Telegraph & Telephone Corp.	7,421
547	Nippon Yusen KK	5,332
566	Nissan Motor Co., Ltd.	5,046
472	Nomura Holdings, Inc.	8,242
89	Sankyo Co., Ltd.	5,379
114	Shin-Etsu Chemical Co., Ltd.	7,077
199	Shionogi & Co., Ltd.	3,843
1,747	Sojitz Corp.	6,730
160	Sony Corp.	7,386
2	Sumitomo Mitsui Financial Group, Inc.	16,272
308	Suruga Bank Ltd.	4,359
287	Suzuki Motor Corp.	7,277
239	Taisho Pharmaceutical Co., Ltd.	4,567
75	Terumo Corp.	3,723
68	Tokyo Electron Ltd.	4,391
858	Toshiba Corp.	7,123
489	Toyota Motor Corp.	24,930
496	Yamaguchi Financial Group, Inc.	6,282
256	Yamaha Corp.	5,045
		393,129

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Luxembourg — 0.7%
81	ArcelorMittal	7,070
279	SES Global S.A. FDR	6,850
		13,920
	Mexico — 0.3%
118	America Movil S.A.B. de C.V., Series L ADR	6,813
	Netherlands — 3.8%
90	Fugro N.V. CVA	7,979
402	ING Groep N.V. CVA	15,215
375	Koninklijke KPN N.V.	6,840
200	Koninklijke Philips Electronics N.V.	7,506
1,007	Royal Dutch Shell plc, Class B	40,111
		77,651
	Norway — 1.3%
380	DnB NOR ASA	5,645
531	Norsk Hydro ASA	7,810
280	Telenor ASA (a)	5,609
90	Yara International ASA	6,547
		25,611
	Papua New Guinea — 0.2%
1,418	Lihir Gold Ltd. (a)	4,022
	Portugal — 0.4%
1,157	Energias de Portugal S.A. (a)	7,299
	Russia — 0.7%
308	Magnitogorsk Iron & Steel Works GDR	5,327
42	Mechel ADR	6,162
135	MMC Norilsk Nickel ADR	3,610
		15,099
	Singapore — 0.7%
1,402	CapitaLand Ltd.	7,066
2,603	Singapore Telecommunications Ltd.	7,434
		14,500
	South Korea — 0.6%
49	LG Electronics, Inc.	7,637
7	Samsung Electronics Co., Ltd.	5,296
		12,933
	Spain — 4.9%
18	Acciona S.A.	5,196
572	Banco Bilbao Vizcaya Argentaria S.A.	13,113
1,310	Banco Santander S.A.	28,335
167	Grifols S.A.	4,635
534	Iberdrola S.A.	7,784
145	Inditex S.A.	7,847
1,198	Mapfre S.A.	6,076
669	Telefonica S.A.	19,211
93	Union Fenosa S.A.	6,239
		98,436
	Sweden — 0.9%
549	Black Earth Farming Ltd. (a)	4,585
476	Nordea Bank AB	7,830
2,677	Telefonaktiebolaget LM Ericsson, Class B	6,761
		19,176
	Switzerland — 8.3%
301	ABB Ltd.	9,183
80	Actelion Ltd. (a)	3,995
85	Compagnie Financiere Richemont AG, Class A	5,102
172	Credit Suisse Group	9,555
72	Holcim Ltd.	7,056
45	Lonza Group AG	6,102
75	Nestle S.A.	36,001
383	Novartis AG	19,310
120	Roche Holding AG	19,842
14	Swatch Group AG	3,851
33	Swiss Life Holding (a)	9,661
93	Swiss Reinsurance	7,663
17	Syngenta AG	5,103
291	UBS AG (a)	9,618
98	Xstrata plc	7,628
26	Zurich Financial Services AG	7,924
		167,594
	Taiwan — 0.4%
375	AU Optronics Corp. ADR	7,318
	United Kingdom — 19.9%
1,124	Amlin plc	6,117
209	Anglo American plc	13,519
208	AstraZeneca plc	8,734
507	Aviva plc	6,300
789	BAE Systems plc	7,271
1,074	Barclays plc	9,715
688	BG Group plc	16,800
3,073	BP plc	37,236
234	British American Tobacco plc	8,775
234	Burberry Group plc	2,229
133	Carnival plc	5,194
1,590	Cobham plc	6,925
1,104	Dolphin Capital Investors Ltd. (a)	2,899
244	Eurasian Natural Resources Corp. (a)	5,811

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
1,638	Game Group plc	8,898
914	GlaxoSmithKline plc	20,218
1,889	HSBC Holdings plc	32,805
647	ICAP plc	7,471
170	Imperial Tobacco Group plc	8,133
696	International Power plc	6,040
777	John Wood Group plc	6,595
117	Kazakhmys plc	3,656
893	Lloyds TSB Group plc	7,618
643	Man Group plc	7,361
613	Prudential plc	8,330
195	Rio Tinto plc	22,743
1,971	Royal Bank of Scotland Group plc	13,343
273	Schroders plc	5,669
466	Smith & Nephew plc	6,028
1,324	Stagecoach Group plc	6,704
239	Standard Chartered plc	8,442
1,573	Tesco plc	13,323
364	Unilever plc	12,232
154	Vedanta Resources plc	6,778
10,216	Vodafone Group plc	32,331
379	Weir Group plc (The)	6,228
1,373	WM Morrison Supermarkets plc	7,772
448	WPP Group plc	5,457
		401,700
	Total Common Stocks (Cost $1,805,685)	2,002,782
	Preferred Stock — 0.3%
	Germany — 0.3%
38	Porsche AG (Cost $5,423)	6,894
	Total Long-Term Investments (Cost $1,811,108)	2,009,676

NUMBER OF RIGHTS
Short-Term Investment — 0.0% (g)
	Rights — 0.0% (g)
	Switzerland — 0.0% (g)
291	UBS AG, expiring 05/09/08 (Cost $—)	491
	Total Investments — 99.2% (Cost $1,811,108)	2,010,167
	Other Assets in Excess of Liabilities — 0.8%	17,199
	NET ASSETS — 100.0%	$2,027,366

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Summary of Investments by Industry, April 30, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.0%
Oil, Gas & Consumable Fuels	9.2
Metals & Mining	7.9
Pharmaceuticals	6.0
Insurance	5.4
Automobiles	3.8
Food Products	3.6
Capital Markets	3.3
Electric Utilities	2.9
Wireless Telecommunication Services	2.8
Diversified Telecommunication Services	2.8
Real Estate Management & Development	2.4
Chemicals	2.0
Machinery	2.0
Trading Companies & Distributors	2.0
Electrical Equipment	2.0
Food & Staples Retailing	1.6
Marine	1.6
Communications Equipment	1.4
Industrial Conglomerates	1.4
Beverages	1.3
Household Durables	1.2
Tobacco	1.2
Aerospace & Defense	1.1
Specialty Retail	1.1
Auto Components	1.0
Diversified Financial Services	1.0
Electronic Equipment & Instruments	1.0
Media	1.0
Others (each less than 1.0%)	11.0

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   51

JPMorgan International Equity Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

ABBREVIATIONS AND DEFINITIONS:

ADR	— American Depositary Receipt

AUD	— Australian Dollar

CAD	— Canadian Dollar

CHF	— Swiss Franc

CVA	— Dutch Certification

DKK	— Danish Krone

EUR	— Euro

FDR	— Foreign Depositary Receipt

FRN	— Floating Rate Note. The interest rate shown is the rate in effect as of April 30, 2008.

GBP	— British Pound

GDR	— Global Depositary Receipt

HKD	— Hong Kong Dollar

ILS	— Israeli Shekel

JPY	— Japanese Yen

NOK	— Norwegian Krone

REIT	— Real Estate Investment Trust

RNC	— Risparmio Non-Convertible Savings Shares. These shares have no voting rights but receive a larger dividend than ordinary shares.

SEK	— Swedish Krone

SGD	— Singapore Dollar

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (excluding Investments of Cash Collateral for Securities on Loan) (amounts in thousands):

Fund	Value		Percentage
International Equity Fund	—	(h)	—	(g)
International Equity Index Fund	$710		0.1%

In addition, the value and percentage based on total investments (excluding Investments of Cash Collateral for Securities on Loan) of the investments that apply the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Equity Fund	$337,377	57.5%
International Equity Fund	1,079,215	93.2
International Equity Index Fund	1,338,704	96.2
International Opportunities Fund	226,310	95.0
International Value Fund	1,202,735	95.1
Intrepid International Fund	1,956,274	97.3

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).

(i)	— Security has been deemed illiquid pursuant to procedures approved by The Board of Trustees and may be difficult to sell.

(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— All or a portion of these securities are reserved for current or potential holdings with the custodian for forward currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$ 555,262	$1,169,510	$1,491,527
Investments in affiliates, at value	31,483	10,000	2,405
Repurchase agreements, at value	19,950	45,430	130,809
Total investment securities, at value	606,695	1,224,940	1,624,741
Cash	1,034	441	—
Foreign currency, at value	216	292	5,863
Receivables:
Investment securities sold	—	3,761	48,079
Fund shares sold	1,712	615	716
Interest and dividends	1,045	5,126	4,961
Tax reclaims	—	1,332	463
Variation margin on futures contracts	—	—	109
Other receivable	183	220	—
Prepaid expenses and other assets	—	1	—	(b)
Total Assets	610,885	1,236,728	1,684,932

LIABILITIES:
Payables:
Due to custodian	—	—	31,188
Investment securities purchased	—	2,194	9,189
Collateral for securities lending program	19,950	67,415	233,792
Fund shares redeemed	302	2,040	2,151
Accrued liabilities:
Investment advisory fees	463	548	643
Administration fees	48	77	128
Shareholder servicing fees	95	178	64
Distribution fees	28	67	52
Custodian and accounting fees	272	508	433
Trustees’ and Chief Compliance Officer’s fees	1	10	6
Other	116	580	176
Total Liabilities	21,275	73,617	277,822
Net Assets	$ 589,610	$1,163,111	$1,407,110

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$346,772	$148,724	$745,255
Accumulated undistributed (distributions in excess of) net investment income	4,254	10,495	4,994
Accumulated net realized gains (losses)	4,124	585,856	47,768
Net unrealized appreciation (depreciation)	234,460	418,036	609,093
Total Net Assets	$589,610	$1,163,111	$1,407,110

Net Assets:
Class A	$64,607	$157,547	$143,455
Class B	15,634	10,638	18,060
Class C	10,355	46,876	20,475
Class R5	—	101,473	—
Select Class	326,267	846,577	1,225,120
Institutional Class	172,747	—	—
Total	$589,610	$1,163,111	$1,407,110

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,664	5,076	5,102
Class B	653	347	688
Class C	434	1,539	748
Class R5	—	3,255	—
Select Class	13,277	27,147	43,307
Institutional Class	6,966	—	—

Net Asset Value:
Class A — Redemption price per share	$24.25	$31.04	$28.12
Class B — Offering price per share (a)	23.93	30.63	26.24
Class C — Offering price per share (a)	23.85	30.47	27.36
Class R5 — Offering price per share	—	31.17	—
Select Class — Offering and redemption price per share	24.57	31.19	28.29
Institutional Class — Offering and redemption price per share	24.80	—	—

Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.59	$32.76	$29.68

Cost of investments in non-affiliates	$320,812	$751,511	$883,673
Cost of investments in affiliates	31,483	10,000	2,405
Cost of repurchase agreements	19,950	45,430	130,809
Cost of foreign currency	206	291	6,972
Market value of securities on loan	18,965	64,039	214,497

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$229,396	$1,254,373	$2,010,167
Investments in affiliates, at value	8,942	35,582	—
Repurchase agreements, at value	33,465	117,796	—
Total investment securities, at value	271,803	1,407,751	2,010,167
Cash	23	697	2,041
Foreign currency, at value	584	3,200	2,320
Deposits at broker for foreign futures contracts	37	—	—
Receivables:
Investment securities sold	5,121	6,069	41,039
Fund shares sold	195	5,298	1,059
Interest and dividends	790	4,688	7,862
Tax reclaims	105	252	1,764
Unrealized appreciation on forward foreign currency exchange contracts	2,420	6,128	—
Other receivable	235	—	—
Total Assets	281,313	1,434,083	2,066,252

LIABILITIES:
Payables:
Investment securities purchased	11,873	30,796	32,998
Collateral for securities lending program	33,465	142,796	—
Fund shares redeemed	446	1,681	3,398
Unrealized depreciation on forward foreign currency exchange contracts	2,106	7,281	—
Accrued liabilities:
Investment advisory fees	112	596	1,400
Administration fees	19	102	133
Shareholder servicing fees	18	217	356
Distribution fees	4	42	7
Custodian and accounting fees	69	308	502
Trustees’ and Chief Compliance Officer’s fees	3	2	3
Other	79	56	89
Total Liabilities	48,194	183,877	38,886
Net Assets	$233,119	$1,250,206	$2,027,366

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$258,745	$1,230,748	$1,900,236
Accumulated undistributed (distributions in excess of) net investment income	580	7,251	20,810
Accumulated net realized gains (losses)	(48,331)	(54,959)	(92,698)
Net unrealized appreciation (depreciation)	22,125	67,166	199,018
Total Net Assets	$233,119	$1,250,206	$2,027,366

Net Assets:
Class A	$11,852	$118,694	$21,757
Class B	1,926	13,458	—
Class C	142	20,065	4,264
Select Class	51,728	838,145	1,727,241
Institutional Class	167,471	259,844	274,104
Total	$233,119	$1,250,206	$2,027,366

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	724	6,817	931
Class B	119	786	—
Class C	9	1,180	184
Select Class	3,130	47,719	72,906
Institutional Class	10,083	14,729	11,544

Net Asset Value:
Class A — Redemption price per share	$16.36	$17.41	$23.36
Class B — Offering price per share (a)	16.20	17.12	—
Class C — Offering price per share (a)	16.10	17.00	23.18
Select Class — Offering and redemption price per share	16.53	17.56	23.69
Institutional Class — Offering and redemption price per share	16.61	17.64	23.74
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.27	$18.37	$24.65

Cost of investments in non-affiliates	$207,603	$1,185,984	$1,811,108
Cost of investments in affiliates	8,942	35,582	—
Cost of repurchase agreements	33,465	117,796	—
Cost of foreign currency	582	3,173	2,317
Market value of securities on loan	31,963	136,214	—

(a)	Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited)

(Amounts in thousands)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
INVESTMENT INCOME:
Dividend income	$8,933	$25,659	$25,842
Dividend income from affiliates (a)	354	908	241
Interest income	9	79	25
Income from securities lending (net)	28	982	1,214
Foreign taxes withheld	(124)	(1,554)	(2,027)
Total investment income	9,200	26,074	25,295

EXPENSES:
Investment advisory fees	2,796	7,020	4,109
Administration fees	280	874	749
Distribution fees:
Class A	76	197	167
Class B	55	42	70
Class C	36	185	80
Shareholder servicing fees:
Class A	76	197	167
Class B	18	14	23
Class C	12	62	27
Class R5	—	20	—
Select Class	378	1,819	1,651
Institutional Class	86	—	—
Custodian and accounting fees	358	556	514
Interest expense	6	516	1
Professional fees	32	38	40
Trustees’ and Chief Compliance Officer’s fees	3	10	9
Printing and mailing costs	28	79	47
Registration and filing fees	37	26	31
Transfer agent fees	98	702	258
Other	12	22	17
Total expenses	4,387	12,379	7,960
Less amounts waived	—	(2,205)	(1,474)
Less earnings credits	—	—	—	(b)
Less reimbursements for legal matters	—	— (b)	—	(b)
Net expenses	4,387	10,174	6,486
Net investment income (loss)	4,813	15,900	18,809

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	$18,469	$597,689	$53,098
Payment by affiliate (See Note 3)	—	27	20
Futures	—	(925)	(2,741)
Foreign currency transactions	56	(5,145)	(210)
Net realized gain (loss)	18,525	591,646	50,167
Change in net unrealized appreciation of:
Investments	(68,867)	(854,839)	(234,704)
Futures	—	—	182
Foreign currency translations	156	(26)	178
Change in net unrealized appreciation (depreciation)	(68,711)	(854,865)	(234,344)
Net realized/unrealized gains (losses)	(50,186)	(263,219)	(184,177)
Change in net assets resulting from operations	$(45,373)	$(247,319)	$(165,368)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income	$3,179		$16,903	$39,734
Dividend income from affiliates (a)	163		609	—
Interest income	17		51	309
Income from securities lending (net)	48		240	—
Foreign taxes withheld	(232)		(1,370)	(2,392)
Total investment income	3,175		16,433	37,651

EXPENSES:
Investment advisory fees	671		3,274	8,815
Administration fees	112		548	1,040
Distribution fees:
Class A	15		131	28
Class B	7		49	—
Class C	—	(b)	67	17
Shareholder servicing fees:
Class A	15		131	28
Class B	2		16	—
Class C	—	(b)	22	6
Select Class	68		916	2,178
Institutional Class	78		111	152
Custodian and accounting fees	96		390	558
Interest expense	1		5	78
Professional fees	33		39	40
Trustees’ and Chief Compliance Officer’s fees	3		6	11
Printing and mailing costs	12		10	34
Registration and filing fees	30		41	24
Transfer agent fees	36		79	99
Other	6		21	25
Total expenses	1,185		5,856	13,133
Less amounts waived	(57)		—	(427)
Net expenses	1,128		5,856	12,706
Net investment income (loss)	2,047		10,577	24,945

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	International Opportunities Fund	International Value Fund	Intrepid International Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	$(4,562)	$(53,782)	$(87,420)
Futures	(1,040)	(2,095)	—
Foreign currency transactions	397	2,936	(86)
Net realized gain (loss)	(5,205)	(52,941)	(87,506)
Change in net unrealized appreciation/depreciation of:
Investments	(19,819)	(66,672)	(252,117)
Foreign currency translations	95	(4,012)	(115)
Change in net unrealized appreciation (depreciation)	(19,724)	(70,684)	(252,232)
Net realized/unrealized gains (losses)	(24,929)	(123,625)	(339,738)
Change in net assets resulting from operations	$(22,882)	$(113,048)	$(314,793)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,813	$1,649	$15,900	$57,716
Net realized gain (loss)	18,525	34,758	591,646	555,463
Change in net unrealized appreciation (depreciation)	(68,711)	198,670	(854,865)	138,960
Change in net assets resulting from operations	(45,373)	235,077	(247,319)	752,139

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(47)	(88)	(918)	(2,197)
From net realized gains	—	—	(37,456)	(6,336)
Class B
From net investment income	—	—	(34)	(134)
From net realized gains	—	—	(2,715)	(517)
Class C
From net investment income	—	(8)	(147)	(584)
From net realized gains	—	—	(12,086)	(2,041)
Class R5
From net investment income	—	—	(634)	(946)
From net realized gains	—	—	(15,440)	(1,487)
Select Class
From net investment income	(544)	(1,389)	(10,558)	(55,039)
From net realized gains	—	—	(482,248)	(176,774)
Institutional Class
From net investment income	(644)	(647)	—	—
Total distributions to shareholders	(1,235)	(2,132)	(562,236)	(246,055)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	13,320	(2,228)	(1,561,681)	(1,299,200)

NET ASSETS:
Change in net assets	(33,288)	230,717	(2,371,236)	(793,116)
Beginning of period	622,898	392,181	3,534,347	4,327,463
End of period	$589,610	$622,898	$1,163,111	$3,534,347
Accumulated undistributed (distributions in excess of) net investment income	$4,254	$676	$10,495	$6,886

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,809	$30,234	$2,047	$3,574
Net realized gain (loss)	50,167	86,330	(5,205)	24,298
Change in net unrealized appreciation (depreciation)	(234,344)	285,707	(19,724)	12,168
Change in net assets resulting from operations	(165,368)	402,271	(22,882)	40,040

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,659)	(2,085)	(195)	(124)
From net realized gains	(7,154)	(597)	—	—
Class B
From net investment income	(275)	(302)	(26)	(10)
From net realized gains	(1,155)	(129)	—	—
Class C
From net investment income	(327)	(203)	(2)	— (a)
From net realized gains	(1,255)	(85)	—	— (a)
Select Class
From net investment income	(30,904)	(27,192)	(1,046)	(722)
From net realized gains	(75,872)	(7,136)	—	—
Institutional Class
From net investment income	—	—	(3,191)	(1,268)
Total distributions to shareholders	(119,601)	(37,729)	(4,460)	(2,124)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(77,930)	35,629	26,635	50,514

NET ASSETS:
Change in net assets	(362,899)	400,171	(707)	88,430
Beginning of period	1,770,009	1,369,838	233,826	145,396
End of period	$1,407,110	$1,770,009	$233,119	$233,826
Accumulated undistributed (distributions in excess of) net investment income	$4,994	$20,350	$580	$2,993

(a)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,577	$10,554	$24,945	$19,371
Net realized gain (loss)	(52,941)	51,317	(87,506)	39,112
Change in net unrealized appreciation (depreciation)	(70,684)	92,685	(252,232)	350,095
Change in net assets resulting from operations	(113,048)	154,556	(314,793)	408,578

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,314)	(309)	(196)	(62)
From net realized gains	(5,595)	—	(369)	—
Class B
From net investment income	(95)	(68)	—	—
From net realized gains	(723)	—	—	—
Class C
From net investment income	(159)	(51)	(23)	(14)
From net realized gains	(911)	—	(75)	—
Select Class
From net investment income	(8,938)	(3,635)	(17,655)	(7,852)
From net realized gains	(34,984)	—	(27,842)	—
Institutional Class
From net investment income	(2,853)	(743)	(3,969)	(1,675)
From net realized gains	(10,233)	—	(5,152)	—
Total distributions to shareholders	(65,805)	(4,806)	(55,281)	(9,603)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	357,560	577,600	32,797	933,333

NET ASSETS:
Change in net assets	178,707	727,350	(337,277)	1,332,308
Beginning of period	1,071,499	344,149	2,364,643	1,032,335
End of period	$1,250,206	$1,071,499	$2,027,366	$2,364,643
Accumulated undistributed (distributions in excess of) net investment income	$7,251	$10,033	$20,810	$17,708

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	Emerging Markets Equity Fund		International Equity Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,057	$30,072	$33,986	$62,632
Dividends and distributions reinvested	43	78	27,695	5,667
Cost of shares redeemed	(10,218)	(12,387)	(34,990)	(48,781)
Redemption fees	4	2	5	5
Change in net assets from Class A capital transactions	$6,886	$17,765	$26,696	$19,523

Class B
Proceeds from shares issued	$3,400	$4,689	$1,461	$2,496
Dividends and distributions reinvested	—	—	2,128	511
Cost of shares redeemed	(1,974)	(3,483)	(2,490)	(3,070)
Redemption fees	1	1	— (a)	— (a)
Change in net assets from Class B capital transactions	$1,427	$1,207	$1,099	$(63)

Class C
Proceeds from shares issued	$3,290	$6,299	$10,064	$17,452
Dividends and distributions reinvested	—	8	5,487	989
Cost of shares redeemed	(1,734)	(1,216)	(13,031)	(10,338)
Redemption fees	1	— (a)	2	2
Change in net assets from Class C capital transactions	$1,557	$5,091	$2,522	$8,105

Class R5
Proceeds from shares issued	$—	$—	$41,152	$51,775
Dividends and distributions reinvested	—	—	16,074	2,433
Cost of shares redeemed	—	—	(11,286)	(15,543)
Redemption fees	—	—	3	2
Change in net assets from Class R5 capital transactions	$—	$—	$45,943	$38,667

Select Class
Proceeds from shares issued	$57,911	$90,033	$231,763	$328,131
Dividends and distributions reinvested	241	301	228,609	61,145
Cost of shares redeemed	(49,665)	(152,233)	(2,098,357)	(1,754,823)
Redemption fees	19	15	44	115
Change in net assets from Select Class capital transactions	$8,506	$(61,884)	$(1,637,941)	$(1,365,432)

Institutional Class
Proceeds from shares issued	$21,758	$62,787	$—	$—
Dividends and distributions reinvested	488	506	—	—
Cost of shares redeemed	(27,313)	(27,707)	—	—
Redemption fees	11	7	—	—
Change in net assets from Institutional Class capital transactions	$(5,056)	$35,593	$—	$—

Total change in net assets from capital transactions	$13,320	$(2,228)	$(1,561,681)	$(1,299,200)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	717	1,426	1,084	1,609
Reinvested	2	4	856	149
Redeemed	(438)	(613)	(1,132)	(1,248)
Change in Class A Shares	281	817	808	510

Class B
Issued	144	228	46	64
Reinvested	—	—	67	14
Redeemed	(86)	(175)	(80)	(79)
Change in Class B Shares	58	53	33	(1)

Class C
Issued	140	310	322	452
Reinvested	—	— (a)	173	27
Redeemed	(75)	(58)	(411)	(266)
Change in Class C Shares	65	252	84	213

Class R5
Issued	—	—	1,323	1,311
Reinvested	—	—	495	63
Redeemed	—	—	(349)	(399)
Change in Class R5 Shares	—	—	1,469	975

Select Class
Issued	2,455	4,502	7,298	8,465
Reinvested	10	17	7,033	1,609
Redeemed	(2,065)	(7,503)	(62,144)	(44,029)
Change in Select Class Shares	400	(2,984)	(47,813)	(33,955)

Institutional Class
Issued	884	3,027	—	—
Reinvested	20	28	—	—
Redeemed	(1,172)	(1,304)	—	—
Change in Institutional Class Shares	(268)	1,751	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,112	$60,234	$849	$2,533
Dividends and distributions reinvested	8,538	2,333	181	117
Cost of shares redeemed	(23,500)	(41,788)	(939)	(3,173)
Redemption fees	3	3	— (a)	—	(a)
Change in net assets from Class A capital transactions	$26,153	$20,782	$91	$(523)

Class B
Proceeds from shares issued	$2,489	$5,668	$499	$713
Dividends and distributions reinvested	1,302	399	24	10
Cost of shares redeemed	(3,825)	(9,450)	(364)	(438)
Redemption fees	— (a)	1	— (a)	—	(a)
Change in net assets from Class B capital transactions	$(34)	$(3,382)	$159	$285

Class C
Proceeds from shares issued	$4,546	$9,844	$126	$74	(b)
Dividends and distributions reinvested	1,229	248	2	—	(b)
Cost of shares redeemed	(4,817)	(4,558)	(52)	—	(b)
Redemption fees	1	1	— (a)	—	(b)
Change in net assets from Class C capital transactions	$959	$5,535	$76	$74

Select Class
Proceeds from shares issued	$147,800	$249,754	$136	$4,402
Dividends and distributions reinvested	28,792	2,692	724	538
Cost of shares redeemed	(281,633)	(239,792)	(5,708)	(8,613)
Redemption fees	33	40	— (a)	1
Change in net assets from Select Class capital transactions	$(105,008)	$12,694	$(4,848)	$(3,672)

Institutional Class
Proceeds from shares issued	$—	$—	$46,416	$76,339
Dividends and distributions reinvested	—	—	2,011	736
Cost of shares redeemed	—	—	(17,271)	(22,727)
Redemption fees	—	—	1	2
Change in net assets from Institutional Class capital transactions	$—	$—	$31,157	$54,350

Total change in net assets from capital transactions	$(77,930)	$35,629	$26,635	$50,514

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   67

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	1,448	2,051	51	153
Reinvested	297	85	11	7
Redeemed	(826)	(1,400)	(58)	(190)
Change in Class A Shares	919	736	4	(30)

Class B
Issued	94	205	30	43
Reinvested	48	15	1	— (a)
Redeemed	(148)	(336)	(23)	(26)
Change in Class B Shares	(6)	(116)	8	17

Class C
Issued	162	340	8	4 (b)
Reinvested	44	9	— (a)	— (b)
Redeemed	(183)	(159)	(3)	— (b)
Change in Class C Shares	23	190	5	4

Select Class
Issued	5,302	8,483	9	267
Reinvested	990	95	43	34
Redeemed	(10,079)	(7,925)	(355)	(512)
Change in Select Class Shares	(3,787)	653	(303)	(211)

Institutional Class
Issued	—	—	2,729	4,493
Reinvested	—	—	119	46
Redeemed	—	—	(1,025)	(1,360)
Change in Institutional Class Shares	—	—	1,823	3,179

(a)	Amount rounds to less than 1,000.

(b)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,627	$84,842	$5,125	$17,052
Dividends and distributions reinvested	4,726	207	511	55
Cost of shares redeemed	(32,435)	(15,219)	(4,590)	(9,192)
Redemption fees	8	7	— (a)	— (a)
Change in net assets from Class A capital transactions	$31,926	$69,837	$1,046	$7,915

Class B
Proceeds from shares issued	$2,120	$6,066	$—	$—
Dividends and distributions reinvested	664	56	—	—
Cost of shares redeemed	(1,457)	(1,761)	—	—
Redemption fees	1	1	—	—
Change in net assets from Class B capital transactions	$1,328	$4,362	$—	$—

Class C
Proceeds from shares issued	$9,516	$14,422	$1,144	$3,184
Dividends and distributions reinvested	621	27	52	6
Cost of shares redeemed	(4,249)	(972)	(973)	(564)
Redemption fees	1	1	— (a)	— (a)
Change in net assets from Class C capital transactions	$5,889	$13,478	$223	$2,626

Select Class
Proceeds from shares issued	$307,750	$497,184	$321,706	$1,395,575
Dividends and distributions reinvested	4,897	473	4,604	533
Cost of shares redeemed	(88,907)	(134,270)	(259,153)	(281,368)
Redemption fees	55	53	25	34
Change in net assets from Select Class capital transactions	$223,795	$363,440	$67,182	$1,114,774

Institutional Class
Proceeds from shares issued	$117,435	$146,326	$25,847	$201,810
Dividends and distributions reinvested	2,641	410	2,941	234
Cost of shares redeemed	(25,471)	(20,263)	(64,447)	(394,032)
Redemption fees	17	10	5	6
Change in net assets from Institutional Class capital transactions	$94,622	$126,483	$(35,654)	$(191,982)

Total change in net assets from capital transactions	$357,560	$577,600	$32,797	$933,333

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   69

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007	Six Months Ended 4/30/2008 (Unaudited)	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	3,399	4,510	215	696
Reinvested	264	12	21	3
Redeemed	(1,943)	(807)	(203)	(393)
Change in Class A Shares	1,720	3,715	33	306

Class B
Issued	121	330	—	—
Reinvested	38	3	—	—
Redeemed	(87)	(95)	—	—
Change in Class B Shares	72	238	—	—

Class C
Issued	556	792	47	132
Reinvested	36	1	2	— (a)
Redeemed	(256)	(52)	(43)	(24)
Change in Class C Shares	336	741	6	108

Select Class
Issued	17,647	26,221	13,451	57,785
Reinvested	272	27	188	23
Redeemed	(5,055)	(6,901)	(11,069)	(11,098)
Change in Select Class Shares	12,864	19,347	2,570	46,710

Institutional Class
Issued	6,516	7,446	1,054	8,107
Reinvested	146	23	119	11
Redeemed	(1,456)	(1,021)	(2,757)	(17,438)
Change in Institutional Class Shares	5,206	6,448	(1,584)	(9,320)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption Fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$26.19	$0.18		$(2.10)	$(1.92)	$(0.02)	$—	(g)
Year Ended October 31, 2007	16.42	0.02	(f)	9.80	9.82	(0.05)	—	(g)
Year Ended October 31, 2006	12.23	0.05	(f)	4.16	4.21	(0.02)	—	(g)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(g)
Year Ended October 31, 2004	7.49	0.05	(f)	2.06	2.11	(0.10)	—
Year Ended October 31, 2003	5.21	0.04	(f)	2.27	2.31	(0.03)	—

Class B
Six Months Ended April 30, 2008 (Unaudited)	25.89	0.12		(2.08)	(1.96)	—	—	(g)
Year Ended October 31, 2007	16.26	(0.08	)(f)	9.71	9.63	—	—	(g)
Year Ended October 31, 2006	12.14	(0.02	)(f)	4.14	4.12	—	—	(g)
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(g)
Year Ended October 31, 2004	7.45	0.03	(f)	2.02	2.05	(0.06)	—
Year Ended October 31, 2003	5.20	—	(f)(g)	2.28	2.28	(0.03)	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	25.80	0.13		(2.08)	(1.95)	—	—	(g)
Year Ended October 31, 2007	16.26	(0.08	)(f)	9.68	9.60	(0.06)	—	(g)
February 28, 2006 (e) through October 31, 2006	15.21	(0.05	)(f)	1.10	1.05	—	—	(g)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	26.54	0.20		(2.13)	(1.93)	(0.04)	—	(g)
Year Ended October 31, 2007	16.62	0.07	(f)	9.94	10.01	(0.09)	—	(g)
Year Ended October 31, 2006	12.36	0.09	(f)	4.21	4.30	(0.04)	—	(g)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(g)
Year Ended October 31, 2004	7.53	0.08	(f)	2.06	2.14	(0.09)	—
Year Ended October 31, 2003	5.23	0.05	(f)	2.28	2.33	(0.03)	—

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	26.80	0.21		(2.12)	(1.91)	(0.09)	—	(g)
Year Ended October 31, 2007	16.79	0.11	(f)	10.01	10.12	(0.11)	—	(g)
Year Ended October 31, 2006	12.47	0.12	(f)	4.25	4.37	(0.05)	—	(g)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(g)
Year Ended October 31, 2004	7.59	0.11	(f)	2.07	2.18	(0.11)	—
Year Ended October 31, 2003	5.25	0.07	(f)	2.31	2.38	(0.04)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ 24.25	(7.34)%	$64,607	1.81%	1.52%	1.81%		10%
26.19	59.98	62,409	1.82	0.11	1.82		26
16.42	34.50	25,722	1.88	0.36	1.88		4
12.23	29.45	8,385	1.89	0.29	2.11		149
9.50	28.44	1,372	2.00	0.51	5.68		118
7.49	44.65	124	2.00	0.59	24.54	(h)	85

23.93	(7.57)	15,634	2.31	1.01	2.31		10
25.89	59.23	15,402	2.32	(0.40)	2.32		26
16.26	33.94	8,812	2.37	(0.14)	2.38		4
12.14	28.81	3,108	2.39	(0.18)	2.53		149
9.44	27.68	302	2.50	0.31	6.52	(h)	118
7.45	43.99	95	2.50	0.03	25.36	(h)	85

23.85	(7.56)	10,355	2.31	1.05	2.31		10
25.80	59.17	9,519	2.32	(0.38)	2.32		26
16.26	6.90	1,903	2.45	(0.48)	2.46		4

24.57	(7.26)	326,267	1.56	1.79	1.56		10
26.54	60.45	341,701	1.57	0.34	1.57		26
16.62	34.85	263,684	1.62	0.60	1.62		4
12.36	29.77	127,937	1.64	0.51	1.69		149
9.58	28.72	32,733	1.75	0.96	2.13		118
7.53	44.84	22,620	1.75	0.88	2.26		85

24.80	(7.14)	172,747	1.41	1.78	1.41		10
26.80	60.59	193,867	1.42	0.51	1.42		26
16.79	35.14	92,060	1.43	0.77	1.47		4
12.47	30.08	61,981	1.45	0.75	1.53		149
9.66	29.08	49,660	1.45	1.28	1.88		118
7.59	45.49	58,658	1.45	1.18	1.95		85

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption Fees
International Equity Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$42.57	$0.34	(f)	$(2.94)	$(2.60)	$(0.18)	$(8.75)	$(8.93)	$—	(g)
Year Ended October 31, 2007	37.52	0.47	(f)	6.72	7.19	(0.52)	(1.62)	(2.14)	—	(g)
Year Ended October 31, 2006	30.82	0.38	(f)	7.29	7.67	(0.44)	(0.53)	(0.97)	—	(g)
Year Ended October 31, 2005	27.09	0.37		3.73	4.10	(0.37)	—	(0.37)	—	(g)
Year Ended October 31, 2004	23.17	0.27	(f)	3.86	4.13	(0.21)	—	(0.21)	—
Year Ended October 31, 2003	19.42	0.28	(f)	3.66	3.94	(0.19)	—	(0.19)	—

Class B
Six Months Ended April 30, 2008 (Unaudited)	42.13	0.24	(f)	(2.90)	(2.66)	(0.09)	(8.75)	(8.84)	—	(g)
Year Ended October 31, 2007	37.26	0.25	(f)	6.65	6.90	(0.41)	(1.62)	(2.03)	—	(g)
Year Ended October 31, 2006	30.65	0.17	(f)	7.25	7.42	(0.28)	(0.53)	(0.81)	—	(g)
Year Ended October 31, 2005	26.97	0.21		3.70	3.91	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2004	23.10	0.13	(f)	3.85	3.98	(0.11)	—	(0.11)	—
Year Ended October 31, 2003	19.39	0.15	(f)	3.68	3.83	(0.12)	—	(0.12)	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	41.95	0.24	(f)	(2.88)	(2.64)	(0.09)	(8.75)	(8.84)	—	(g)
Year Ended October 31, 2007	37.11	0.25	(f)	6.63	6.88	(0.42)	(1.62)	(2.04)	—	(g)
Year Ended October 31, 2006	30.57	0.20	(f)	7.19	7.39	(0.32)	(0.53)	(0.85)	—	(g)
Year Ended October 31, 2005	26.91	0.20		3.69	3.89	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2004	23.05	0.11	(f)	3.86	3.97	(0.11)	—	(0.11)	—
January 31, 2003 (e) through October 31, 2003	18.43	0.08	(f)	4.65	4.73	(0.11)	—	(0.11)	—

Class R5
Six Months Ended April 30, 2008 (Unaudited)	42.72	0.45	(f)	(3.00)	(2.55)	(0.25)	(8.75)	(9.00)	—	(g)
Year Ended October 31, 2007	37.63	0.66	(f)	6.72	7.38	(0.67)	(1.62)	(2.29)	—	(g)
May 15, 2006 (e) through October 31, 2006	37.07	0.14	(f)	0.82	0.96	(0.40)	—	(0.40)	—	(g)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	42.72	0.28	(f)	(2.85)	(2.57)	(0.21)	(8.75)	(8.96)	—	(g)
Year Ended October 31, 2007	37.63	0.56	(f)	6.74	7.30	(0.59)	(1.62)	(2.21)	—	(g)
Year Ended October 31, 2006	30.90	0.51	(f)	7.27	7.78	(0.52)	(0.53)	(1.05)	—	(g)
Year Ended October 31, 2005	27.14	0.45		3.75	4.20	(0.44)	—	(0.44)	—	(g)
Year Ended October 31, 2004	23.19	0.33	(f)	3.90	4.23	(0.28)	—	(0.28)	—
Year Ended October 31, 2003	19.45	0.30	(f)	3.72	4.02	(0.28)	—	(0.28)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes interest expense of 0.06%.

(j)	Includes interest expense of 0.01%.

(k)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$31.04	(6.85	)%(h)	$157,547	1.37	%(i)	2.16%	1.65%		5%
42.57	19.93		181,682	1.32	(j)	1.20	1.51		14
37.52	25.32		140,985	1.31		1.08	1.49		22
30.82	15.16		128,392	1.35		1.33	1.55		22
27.09	17.86		63,622	1.50		1.03	1.93		24
23.17	20.41		8,502	1.50		1.28	2.69	(k)	16

30.63	(7.12	)(h)	10,638	1.92		1.54	2.15		5
42.13	19.25		13,236	1.87		0.64	2.00		14
37.26	24.57		11,734	1.92		0.50	1.99		22
30.65	14.50		12,463	1.97		1.06	1.99		22
26.97	17.27		768	2.00		0.49	2.44	(k)	24
23.10	19.84		178	2.00		0.74	6.19	(k)	16

30.47	(7.10	)(h)	46,876	1.92		1.53	2.15		5
41.95	19.25		61,023	1.87		0.65	2.01		14
37.11	24.57		46,106	1.91		0.57	1.99		22
30.57	14.49		25,279	1.98		0.68	2.05		22
26.91	17.26		8,346	2.00		0.40	2.44	(k)	24
23.05	25.70		1,681	2.00		0.48	2.85	(k)	16

31.17	(6.66	)(h)	101,473	0.92	(i)	2.92	1.20		5
42.72	20.45		76,309	0.87	(j)	1.67	1.06		14
37.63	2.67		30,533	0.86		0.82	1.07		22

31.19	(6.73	)(h)	846,577	1.12	(i)	1.73	1.37		5
42.72	20.21		3,202,097	1.07	(j)	1.42	1.25		14
37.63	25.66		4,098,105	1.06		1.46	1.24		22
30.90	15.50		2,520,087	1.07		1.66	1.28		22
27.14	18.31		1,243,387	1.10		1.28	1.52		24
23.19	20.90		813,466	1.10		1.45	1.55		16

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption Fees
International Equity Index Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$33.43	$0.34		$(3.41)	$(3.07)	$(0.58)	$(1.66)	$(2.24)	$—	(g)
Year Ended October 31, 2007	26.63	0.50	(f)	7.00	7.50	(0.54)	(0.16)	(0.70)	—	(g)
June 1, 2006 through October 31, 2006 (e)	24.55	0.06		2.02	2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(f)	4.90	5.33	(0.35)	—	(0.35)	—	(g)
Year Ended June 30, 2005	17.46	0.29		2.12	2.41	(0.30)	—	(0.30)	—	(g)
Year Ended June 30, 2004	13.14	0.18		4.29	4.47	(0.15)	—	(0.15)	—
Year Ended June 30, 2003	14.08	0.15		(1.07)	(0.92)	(0.03)	—	(0.03)	0.01

Class B
Six Months Ended April 30, 2008 (Unaudited)	31.25	0.19		(3.17)	(2.98)	(0.37)	(1.66)	(2.03)	—	(g)
Year Ended October 31, 2007	24.93	0.29	(f)	6.55	6.84	(0.36)	(0.16)	(0.52)	—	(g)
June 1, 2006 through October 31, 2006 (e)	23.04	0.02		1.87	1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(f)	4.62	4.87	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	16.47	0.16		1.97	2.13	(0.18)	—	(0.18)	—
Year Ended June 30, 2004	12.42	0.07		4.04	4.11	(0.06)	—	(0.06)	—
Year Ended June 30, 2003	13.37	0.05		(1.01)	(0.96)	—	—	—	0.01

Class C
Six Months Ended April 30, 2008 (Unaudited)	32.52	0.19		(3.28)	(3.09)	(0.41)	(1.66)	(2.07)	—	(g)
Year Ended October 31, 2007	25.94	0.30	(f)	6.81	7.11	(0.37)	(0.16)	(0.53)	—	(g)
June 1, 2006 through October 31, 2006 (e)	23.97	0.01		1.96	1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(f)	4.81	5.05	(0.20)	—	(0.20)	—	(g)
Year Ended June 30, 2005	17.05	0.19		2.02	2.21	(0.14)	—	(0.14)	—	(g)
Year Ended June 30, 2004	12.87	0.07		4.18	4.25	(0.07)	—	(0.07)	—
Year Ended June 30, 2003	13.85	0.06		(1.05)	(0.99)	—	—	—	0.01

Select Class
Six Months Ended April 30, 2008 (Unaudited)	33.65	0.36		(3.41)	(3.05)	(0.65)	(1.66)	(2.31)	—	(g)
Year Ended October 31, 2007	26.79	0.59	(f)	7.02	7.61	(0.59)	(0.16)	(0.75)	—	(g)
June 1, 2006 through October 31, 2006 (e)	24.67	0.10		2.02	2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(f)	4.95	5.41	(0.39)	—	(0.39)	—	(g)
Year Ended June 30, 2005	17.53	0.36		2.11	2.47	(0.35)	—	(0.35)	—	(g)
Year Ended June 30, 2004	13.19	0.22		4.31	4.53	(0.19)	—	(0.19)	—
Year Ended June 30, 2003	14.10	0.19		(1.07)	(0.88)	(0.04)	—	(0.04)	0.01

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to October 31.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$28.12	(9.24	)%(h)	$143,455	1.07%	2.50%	1.28%	6%
33.43	28.72		139,828	1.07	1.72	1.28	15
26.63	8.47		91,809	1.07	0.86	1.28	—	(i)
24.55	27.41		82,186	1.07	1.87	1.29	12
19.57	13.79		48,993	1.07	1.75	1.22	14
17.46	34.11		39,216	1.05	1.28	1.17	13
13.14	(6.47)		26,090	1.09	1.26	1.21	12

26.24	(9.61	)(h)	18,060	1.78	1.61	1.78	6
31.25	27.87		21,693	1.77	1.03	1.77	15
24.93	8.20		20,192	1.77	0.16	1.78	—	(i)
23.04	26.54		20,317	1.78	1.17	1.79	12
18.42	12.88		12,436	1.81	0.96	1.81	14
16.47	33.11		11,414	1.80	0.45	1.82	13
12.42	(7.11)		9,035	1.84	0.47	1.86	12

27.36	(9.57	)(h)	20,475	1.78	1.60	1.78	6
32.52	27.83		23,567	1.78	1.03	1.78	15
25.94	8.22		13,871	1.77	0.16	1.78	—	(i)
23.97	26.48		12,718	1.78	1.08	1.79	12
19.12	12.97		9,127	1.81	0.88	1.81	14
17.05	33.02		10,419	1.80	0.48	1.82	13
12.87	(7.08)		7,306	1.84	0.52	1.86	12

28.29	(9.13	)(h)	1,225,120	0.82	2.55	1.02	6
33.65	29.02		1,584,921	0.82	1.97	1.03	15
26.79	8.59		1,243,966	0.82	1.12	1.03	—	(i)
24.67	27.74		1,170,044	0.82	1.99	1.04	12
19.65	14.04		877,944	0.81	1.91	0.90	14
17.53	34.38		798,323	0.80	1.46	0.82	13
13.19	(6.12)		560,910	0.84	1.59	0.86	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption Fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$18.40	$0.11	(f)	$(1.88)	$(1.77)	$(0.27)	$—	(g)
Year Ended October 31, 2007	15.00	0.26	(f)	3.31	3.57	(0.17)	—	(g)
Year Ended October 31, 2006	11.62	0.15	(f)	3.40	3.55	(0.17)	—	(g)
Year Ended October 31, 2005	10.17	(0.07)		1.67	1.60	(0.15)	—	(g)
Year Ended October 31, 2004	9.10	0.08	(f)	1.16	1.24	(0.17)	—
Year Ended October 31, 2003	7.49	—	(f)(g)	1.68	1.68	(0.07)	—

Class B
Six Months Ended April 30, 2008 (Unaudited)	18.20	0.07	(f)	(1.86)	(1.79)	(0.21)	—	(g)
Year Ended October 31, 2007	14.86	0.18	(f)	3.27	3.45	(0.11)	—	(g)
Year Ended October 31, 2006	11.53	0.09	(f)	3.36	3.45	(0.12)	—	(g)
Year Ended October 31, 2005	10.07	(0.09)		1.63	1.54	(0.08)	—	(g)
Year Ended October 31, 2004	9.03	0.02	(f)	1.16	1.18	(0.14)	—
Year Ended October 31, 2003	7.46	(0.04	)(f)	1.68	1.64	(0.07)	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	18.21	0.09	(f)	(1.88)	(1.79)	(0.32)	—	(g)
July 31, 2007 (e) through October 31, 2007	16.88	(0.03	)(f)	1.36	1.33	—	—	(g)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	18.60	0.13	(f)	(1.89)	(1.76)	(0.31)	—	(g)
Year Ended October 31, 2007	15.16	0.30	(f)	3.34	3.64	(0.20)	—	(g)
Year Ended October 31, 2006	11.75	0.17	(f)	3.46	3.63	(0.22)	—	(g)
Year Ended October 31, 2005	10.31	0.17		1.50	1.67	(0.23)	—	(g)
Year Ended October 31, 2004	9.22	0.15	(f)	1.18	1.33	(0.24)	—
Year Ended October 31, 2003	7.53	0.05	(f)	1.72	1.77	(0.08)	—

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	18.72	0.16	(f)	(1.92)	(1.76)	(0.35)	—	(g)
Year Ended October 31, 2007	15.25	0.34	(f)	3.37	3.71	(0.24)	—	(g)
Year Ended October 31, 2006	11.82	0.19	(f)	3.48	3.67	(0.24)	—	(g)
Year Ended October 31, 2005	10.36	0.15		1.56	1.71	(0.25)	—	(g)
Year Ended October 31, 2004	9.26	0.18	(f)	1.18	1.36	(0.26)	—
Year Ended October 31, 2003	7.55	0.08	(f)	1.71	1.79	(0.08)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.36	(9.67)%	$11,852	1.40%		1.40%	1.40%	36%
18.40	23.98	13,255	1.39		1.58	1.40	92
15.00	30.88	11,261	1.42		1.12	1.56	92
11.62	15.89	7,852	1.59		0.85	1.64	58
10.17	13.81	12,195	1.90		0.85	2.12	98
9.10	22.70	10,650	1.90		(0.02)	2.39	79

16.20	(9.88)	1,926	1.90		0.88	1.90	36
18.20	23.30	2,023	1.89		1.06	1.90	92
14.86	30.17	1,396	1.92		0.65	2.06	92
11.53	15.40	980	2.07		0.45	2.11	58
10.07	13.23	1,199	2.40		0.24	2.63	98
9.03	22.18	1,403	2.40		(0.58)	2.89	79

16.10	(9.87)	142	1.90		1.14	1.90	36
18.21	7.88	77	1.90		(0.69)	1.94	92

16.53	(9.50)	51,728	1.15		1.59	1.15	36
18.60	24.22	63,875	1.14		1.78	1.15	92
15.16	31.25	55,237	1.17		1.24	1.30	92
11.75	16.37	74,050	1.16		1.69	1.17	58
10.31	14.63	37,206	1.20		1.55	1.30	98
9.22	23.77	30,969	1.20		0.58	1.37	79

16.61	(9.45)	167,471	0.92		1.97	1.00	36
18.72	24.58	154,596	0.93	(h)	1.99	1.00	92
15.25	31.48	77,502	0.92		1.33	1.15	92
11.82	16.76	57,924	0.92		1.44	1.02	58
10.36	14.93	139,827	0.92		1.78	1.09	98
9.26	24.02	133,907	0.92		1.10	1.09	79

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption Fees
International Value Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$20.84	$0.14	(f)	$(2.37)	$(2.23)	$(0.22)	$(0.98)	$(1.20)	$—	(g)
Year Ended October 31, 2007	16.65	0.29	(f)	4.10	4.39	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2006	12.59	0.41	(f)	3.81	4.22	(0.16)	—	(0.16)	—	(g)
Year Ended October 31, 2005	10.59	0.21	(f)	2.10	2.31	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2004	8.53	0.27	(f)	1.79	2.06	— (g)	—	— (g)	—
Year Ended October 31, 2003	6.98	0.03	(f)	1.77	1.80	(0.25)	—	(0.25)	—

Class B
Six Months Ended April 30, 2008 (Unaudited)	20.46	0.09	(f)	(2.33)	(2.24)	(0.12)	(0.98)	(1.10)	—	(g)
Year Ended October 31, 2007	16.37	0.19	(f)	4.03	4.22	(0.13)	—	(0.13)	—	(g)
Year Ended October 31, 2006	12.40	0.34	(f)	3.75	4.09	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2005	10.41	0.14	(f)	2.09	2.23	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2004	8.46	0.21	(f)	1.77	1.98	(0.03)	—	(0.03)	—
Year Ended October 31, 2003	6.96	(0.07	)(f)	1.82	1.75	(0.25)	—	(0.25)	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	20.36	0.10	(f)	(2.32)	(2.22)	(0.16)	(0.98)	(1.14)	—	(g)
Year Ended October 31, 2007	16.37	0.20	(f)	4.01	4.21	(0.22)	—	(0.22)	—	(g)
July 11, 2006 (e) through October 31, 2006	15.06	—	(f)(g)	1.31	1.31	—	—	—	—	(g)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	21.01	0.17	(f)	(2.40)	(2.23)	(0.24)	(0.98)	(1.22)	—	(g)
Year Ended October 31, 2007	16.76	0.32	(f)	4.15	4.47	(0.22)	—	(0.22)	—	(g)
Year Ended October 31, 2006	12.65	0.40	(f)	3.89	4.29	(0.18)	—	(0.18)	—	(g)
Year Ended October 31, 2005	10.59	0.22	(f)	2.12	2.34	(0.28)	—	(0.28)	—	(g)
Year Ended October 31, 2004	8.58	0.25	(f)	1.81	2.06	(0.05)	—	(0.05)	—
Year Ended October 31, 2003	7.01	(0.01	)(f)	1.83	1.82	(0.25)	—	(0.25)	—

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	21.11	0.19	(f)	(2.41)	(2.22)	(0.27)	(0.98)	(1.25)	—	(g)
Year Ended October 31, 2007	16.83	0.34	(f)	4.17	4.51	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2006	12.70	0.42	(f)	3.91	4.33	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2005	10.64	0.23	(f)	2.15	2.38	(0.32)	—	(0.32)	—	(g)
Year Ended October 31, 2004	8.61	0.29	(f)	1.83	2.12	(0.09)	—	(0.09)	—
Year Ended October 31, 2003	7.02	0.02	(f)	1.82	1.84	(0.25)	—	(0.25)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$17.41	(10.80)%	$118,694	1.31%	1.61%	1.31%		46%
20.84	26.60	106,228	1.34	1.55	1.34		92
16.65	33.85	23,013	1.39	2.65	1.39		80
12.59	22.18	2,891	1.44	1.74	1.82		76
10.59	24.18	189	1.45	2.76	6.96	(h)	108
8.53	26.71	60	1.45	0.37	10.04	(h)	132

17.12	(11.02)	13,458	1.81	1.05	1.81		46
20.46	25.96	14,604	1.84	1.04	1.84		92
16.37	33.20	7,790	1.89	2.27	1.90		80
12.40	21.69	1,314	1.94	1.21	2.60		76
10.41	23.51	441	1.95	2.21	7.71	(h)	108
8.46	25.97	249	1.95	(0.94)	10.41	(h)	132

17.00	(10.99)	20,065	1.81	1.14	1.81		46
20.36	25.96	17,193	1.84	1.09	1.84		92
16.37	8.70	1,691	1.92	0.03	1.93		80

17.56	(10.69)	838,145	1.06	1.97	1.06		46
21.01	26.91	732,412	1.09	1.68	1.09		92
16.76	34.22	259,906	1.14	2.63	1.14		80
12.65	22.47	52,274	1.22	1.86	1.31		76
10.59	24.17	18,023	1.37	2.57	1.76		108
8.58	26.89	16,538	1.39	(0.15)	1.86		132

17.64	(10.61)	259,844	0.91	2.13	0.91		46
21.11	27.10	201,062	0.94	1.80	0.94		92
16.83	34.47	51,749	0.94	2.82	1.01		80
12.70	22.82	34,624	0.95	2.00	1.16		76
10.64	24.85	28,804	0.95	2.98	1.49		108
8.61	27.23	26,356	0.95	0.28	1.55		132

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption Fees
Intrepid International Fund
Class A
Six Months Ended April 30, 2008 (Unaudited)	$27.57	$0.24		$(3.86)	$(3.62)	$(0.20)	$(0.39)	$(0.59)	$—	(g)
Year Ended October 31, 2007	21.77	0.21	(f)	5.72	5.93	(0.13)	—	(0.13)	—	(g)
Year Ended October 31, 2006	17.24	0.24	(f)	4.46	4.70	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2004	13.36	0.08	(f)	1.74	1.82	(0.16)	—	(0.16)	—
Year Ended October 31, 2003	10.90	0.06	(f)	2.51	2.57	(0.11)	—	(0.11)	—

Class C
Six Months Ended April 30, 2008 (Unaudited)	27.33	0.18		(3.83)	(3.65)	(0.11)	(0.39)	(0.50)	—	(g)
Year Ended October 31, 2007	21.70	0.10	(f)	5.67	5.77	(0.14)	—	(0.14)	—	(g)
February 28, 2006 (e) through October 31, 2006	19.66	0.10	(f)	1.94	2.04	—	—	—	—	(g)

Select Class
Six Months Ended April 30, 2008 (Unaudited)	27.96	0.28		(3.92)	(3.64)	(0.24)	(0.39)	(0.63)	—	(g)
Year Ended October 31, 2007	22.08	0.28	(f)	5.79	6.07	(0.19)	—	(0.19)	—	(g)
February 28, 2006 (e) through October 31, 2006	19.90	0.20	(f)	1.98	2.18	—	—	—	—	(g)

Institutional Class
Six Months Ended April 30, 2008 (Unaudited)	28.05	0.35		(3.97)	(3.62)	(0.30)	(0.39)	(0.69)	—	(g)
Year Ended October 31, 2007	22.11	0.34	(f)	5.81	6.15	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2006	17.52	0.36	(f)	4.51	4.87	(0.28)	—	(0.28)	—	(g)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2004	13.60	0.19	(f)	1.75	1.94	(0.27)	—	(0.27)	—
Year Ended October 31, 2003	11.02	0.15	(f)	2.55	2.70	(0.12)	—	(0.12)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.36	(13.19)%	$21,757	1.51%		2.07%	1.54%	62%
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92
17.24	16.28	2,700	1.63		0.64	1.76	56
15.02	13.74	5,294	1.69		0.58	1.97	93
13.36	23.77	6,000	1.80		0.54	2.41	79

23.18	(13.40)	4,264	2.01	(h)	1.56	2.04	62
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

23.69	(13.07)	1,727,241	1.26	(h)	2.41	1.29	62
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

23.74	(12.99)	274,104	1.01	(h)	2.46	1.14	62
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92
17.52	16.97	103,598	1.00		1.46	1.23	56
15.27	14.44	138,282	1.00		1.31	1.34	93
13.60	24.74	135,000	1.00		1.31	1.41	79

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Classes Offered
Emerging Markets Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Equity Fund	Class A, Class B, Class C, Class R5 and Select Class	JPM I
International Equity Index Fund	Class A, Class B, Class C and Select Class	JPM II
International Opportunities Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
Intrepid International Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class C commenced operations on July 31, 2007 for the International Opportunities Fund.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no

84   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2008 (amounts in thousands):

	Value	Percentage
International Equity Fund	—(a)	—(b)

(a)	Amount rounds to less than $1,000.

(b)	Amount rounds to less than 0.1%.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of April 30, 2008, the International Equity Index Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2008, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

G. Securities Lending — To generate additional income, each Fund (except the Intrepid International Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended April 30, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of April 30, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Value of Collateral	Value of Loaned Securities	Lending Agent Fees Paid
Emerging Markets Equity Fund	$19,950	$18,965	$5
International Equity Fund	67,415	64,039	93
International Equity Index Fund	233,677	214,497	112
International Opportunities Fund	33,465	31,963	7
International Value Fund	142,796	136,214	28

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is

86   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Funds’ financial statements.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

N. Recent Accounting Pronouncements — In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Equity Fund	1.00%
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2008 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$17
International Equity Fund	32
International Equity Index Fund	10
International Opportunities Fund	7
International Value Fund	27

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Emerging Markets Equity Fund	0.25%	0.75%	0.75%
International Equity Fund	0.25	0.75	0.75
International Equity Index Fund	0.25	0.75	0.75
International Opportunities Fund	0.25	0.75	0.75
International Value Fund	0.25	0.75	0.75
Intrepid International Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$30	$25
International Equity Fund	13	11
International Equity Index Fund	46	23
International Opportunities Fund	1	2
International Value Fund	26	14
Intrepid International Fund	9	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.10%
International Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
International Equity Index Fund	0.25	0.25	0.25	n/a	0.25	n/a
International Opportunities Fund	0.25	0.25	0.25	n/a	0.25	0.10
International Value Fund	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid International Fund	0.25	n/a	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

88   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	2.00%	2.50%	2.50%	n/a	1.75%	1.45%
International Equity Fund	1.31	2.00	2.00	0.86%	1.06	n/a
International Equity Index Fund	1.18	1.93	1.93	n/a	0.93	n/a
International Opportunities Fund	1.42	1.92	1.92	n/a	1.17	0.92
International Value Fund	1.45	1.95	1.95	n/a	1.41	0.95
Intrepid International Fund	1.80	n/a	2.00	n/a	1.25	1.00

The contractual expense limitation agreements were in effect for the six months ended April 30, 2008. The contractual expense limitation percentages in the table above are in place until at least February 28, 2009.

For the six months ended April 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Fund	$1,282	$457	$423	$2,162
International Equity Index Fund	—	—	799	799
International Opportunities Fund	—	—	57	57
Intrepid International Fund	15	257	152	424

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Fund	$26	$17	$—	$43
International Equity Index Fund	—	—	675	675
Intrepid International Fund	—	3	—	3

The Payment by affiliate amount shown in the Statements of Operations represents a payment received by the International Equity Fund and International Equity Index Fund from their Advisor. This payment results from the resolution of a Securities and Exchange Commission (“SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2008, the International Equity Fund incurred approximately $2,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2008 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$56,561	$54,691
International Equity Fund	94,521	2,230,875
International Equity Index Fund	91,998	277,149
International Opportunities Fund	101,434	80,443
International Value Fund	791,926	500,307
Intrepid International Fund	1,314,682	1,300,685

During the six months ended April 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$372,245	$251,111	$16,661	$234,450
International Equity Fund	806,941	434,507	16,508	417,999
International Equity Index Fund	1,016,887	648,956	41,102	607,854
International Opportunities Fund	250,010	29,113	7,320	21,793
International Value Fund	1,339,362	93,302	24,913	68,389
Intrepid International Fund	1,811,108	248,530	49,471	199,059

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

90   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2008, substantially all of the Funds’ net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2008, International Equity Fund and Intrepid International Fund invested 20.9% and 20.0% of their respective total investments (excluding Investments of Cash Collateral for Securities on Loan) in issuers in the United Kingdom. International Value Fund had 23.7% of its total investments invested in Commercial Banks.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates ”means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

9. Subsequent Event

JPMorgan Chase & Co. announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. on May 30, 2008.

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   91

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2007, and continued to hold your shares at the end of the reporting period, April 30, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$926.60	$8.67	1.81%
Hypothetical	1,000.00	1,015.86	9.07	1.81
Class B
Actual	1,000.00	924.30	11.05	2.31
Hypothetical	1,000.00	1,013.38	11.56	2.31
Class C
Actual	1,000.00	924.40	11.05	2.31
Hypothetical	1,000.00	1,013.38	11.56	2.31
Select Class
Actual	1,000.00	927.40	7.48	1.56
Hypothetical	1,000.00	1,017.11	7.82	1.56
Institutional Class
Actual	1,000.00	928.60	6.76	1.41
Hypothetical	1,000.00	1,017.85	7.07	1.41

92   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
International Equity Fund
Class A
Actual	$1,000.00	$931.50	$6.58	1.37%
Hypothetical	1,000.00	1,018.05	6.87	1.37
Class B
Actual	1,000.00	928.80	9.21	1.92
Hypothetical	1,000.00	1,015.32	9.62	1.92
Class C
Actual	1,000.00	929.00	9.21	1.92
Hypothetical	1,000.00	1,015.32	9.62	1.92
Class R5
Actual	1,000.00	933.40	4.42	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92
Select Class
Actual	1,000.00	932.70	5.38	1.12
Hypothetical	1,000.00	1,019.29	5.62	1.12

International Equity Index Fund
Class A
Actual	1,000.00	907.60	5.07	1.07
Hypothetical	1,000.00	1,019.54	5.37	1.07
Class B
Actual	1,000.00	903.90	8.43	1.78
Hypothetical	1,000.00	1,016.01	8.92	1.78
Class C
Actual	1,000.00	904.30	8.43	1.78
Hypothetical	1,000.00	1,016.01	8.92	1.78
Select Class
Actual	1,000.00	908.70	3.89	0.82
Hypothetical	1,000.00	1,020.79	4.12	0.82

International Opportunities Fund
Class A
Actual	1,000.00	903.30	6.63	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class B
Actual	1,000.00	901.20	8.98	1.90
Hypothetical	1,000.00	1,015.42	9.52	1.90
Class C
Actual	1,000.00	901.30	8.98	1.90
Hypothetical	1,000.00	1,015.42	9.52	1.90
Select Class
Actual	1,000.00	905.00	5.45	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15
Institutional Class
Actual	1,000.00	905.50	4.36	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92

APRIL 30, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   93

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2007	Ending Account Value, April 30, 2008	Expenses Paid During November 1, 2007 to April 30, 2008*	Annualized Expense Ratio
International Value Fund
Class A
Actual	$1,000.00	$892.00	$6.16	1.31%
Hypothetical	1,000.00	1,018.35	6.57	1.31
Class B
Actual	1,000.00	889.80	8.50	1.81
Hypothetical	1,000.00	1,015.86	9.07	1.81
Class C
Actual	1,000.00	890.10	8.51	1.81
Hypothetical	1,000.00	1,015.86	9.07	1.81
Select Class
Actual	1,000.00	893.10	4.99	1.06
Hypothetical	1,000.00	1,019.59	5.32	1.06
Institutional Class
Actual	1,000.00	893.90	4.29	0.91
Hypothetical	1,000.00	1,020.34	4.57	0.91

Intrepid International Fund
Class A
Actual	1,000.00	868.10	7.01	1.51
Hypothetical	1,000.00	1,017.35	7.57	1.51
Class C
Actual	1,000.00	866.00	9.33	2.01
Hypothetical	1,000.00	1,014.87	10.07	2.01
Select Class
Actual	1,000.00	869.30	5.86	1.26
Hypothetical	1,000.00	1,018.60	6.32	1.26
Institutional Class
Actual	1,000.00	870.10	4.70	1.01
Hypothetical	1,000.00	1,019.84	5.07	1.01

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

94   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. April 2008.	SAN-INTEQ-408

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

July 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

July 8, 2008

By:	/s/____________________________

Patricia A. Maleski

Principal Financial Officer

July 8, 2008